SUPPLEMENT DATED JUNE 21, 1999
                              TO THE PROSPECTUS FOR
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                DATED MAY 1, 1999

On June 14, 1999, the Board of Directors of the Principal Variable Contracts Fund, Inc. approved a proposal to amend the Management Agreement (the "Agreement") with Principal Management Corporation (the "Manager"). The proposal contains two sections, the first of which affect each of the Accounts of the Fund. The second section applies only to certain Accounts. The proposals will be submitted to shareholders at a meeting scheduled to be held on November 2, 1999. If approved at that meeting, the following changes will be made to the Agreement effective January 1, 2000:

1) Add language regarding Sub-Advisor Relationships. Language would be added to the Agreement making it clear that the Manager is responsible for the investment management function even if a sub-advisor is contracted to perform the function.

2) Modify Management Fee Schedules (Capital Value, Growth, International, and MidCap Accounts only). The management fee schedules for these Accounts would be changed as follows:

     o for the Capital Value and Growth Accounts, management fees would be paid at the annual rate of 0.60% of the first $250 million of average net assets, 0.55% of the next $250 million, 0.50% of the next $250 million, 0.45% of the next $250 million, and 0.40% of any amount thereafter;

     o for the International Account, management fees would be paid at the annual rate of 0.85% of the first $250 million of average net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of any amount thereafter; and

     o for the MidCap Account, management fees would be paid at the annual rate of 0.70% of the first $250 million of average net assets, 0.65% of the next $250 million, 0.60% of the next $250 million, 0.55% of the next $250 million, and 0.50% of any amount thereafter.

During the last fiscal year, these Accounts paid the Manager management fees in the following amounts (reflected as a percentage of average net assets): Capital Value - 0.43%; Growth - 0.47%; International - 0.73%; and MidCap - 0.61%. If the new schedules had been effect during the fiscal year ended October 31, 1998, the fees paid to the Manager would have been as follows: Capital Value - 0.55%; Growth - 0.55%; International - 0.85%; and MidCap - 0.65%.

GP 34573 S-5




                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


                                Balanced Account
                                  Bond Account
                              Capital Value Account
                          Government Securities Account
                                 Growth Account
                              International Account
                                 MidCap Account
                              Money Market Account










   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.




                  The date of this Prospectus is May 1, 1999.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.






                                TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  .........................................   4
     Primary investment strategy...............................   4
     Annual operating expenses.................................   4
     Day-to-day Account management.............................   5
     Account Performance.......................................   5

     Balanced Account..........................................   6
     Bond Account..............................................   8
     Capital Value Account....................................   10
     Government Securities Account.............................  12
     Growth Account............................................  14
     International Account.....................................  16
     MidCap Account............................................  18
     Money Market Account......................................  20

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS................  22

PRICING OF ACCOUNT SHARES......................................  26

DIVIDENDS AND DISTRIBUTIONS....................................  27
     Growth-Oriented and Income-Oriented Accounts..............  27
     Money Market Account......................................  27

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.................  28
     The Manager...............................................  28
     The Sub-Advisors..........................................  28

GENERAL INFORMATION ABOUT AN ACCOUNT...........................  30
     Shareholders Rights.......................................  30
     Purchase of Account Shares................................  31
     Sale of Account Shares....................................  31
     Year 2000 Readiness Disclosure............................  32
     Financial Statements......................................  33

FINANCIAL HIGHLIGHTS...........................................  34
     Notes to Financial Highlights.............................  38






ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund is made up of several different Accounts. Each Account has its own investment objective.

The Growth-Oriented Accounts (except the Balanced Account that invests in a mix of equity and debt securities) invest primarily in common stocks. Under normal market conditions the Growth-Oriented Funds (except Balanced) are fully invested in equity securities. Under unusual circumstances, each of the Growth-Oriented Accounts may invest without limit in cash for temporary or defensive purposes. When doing so, the Account is not investing to achieve its investment objective. The Accounts also maintain a portion of their assets in cash while they are
making   long-term   investment   decisions   and  to  cover  sell  orders  from
shareholders.


The Bond Account has a rating limitation with regard to the quality of the bonds that are held in its portfolio. The rating limitation applies when the Account purchases a bond. If the rating on a bond changes while the Account owns it, the Account is not required to sell the bond. The SAI contains additional information about bond ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation (S&P).


In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day Account management
The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.


Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund. It has signed a sub-advisory agreement with Invista Capital Management, LLC ("Invista") under which Invista provides portfolio management for the Balanced, Capital Value, Government Securities, and MidCap Accounts (see Management, Organization and Capital Structure).


Account Performance
Included in each Account's description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest.

The bar chart shows changes in the Account's performance from year to year.


One of the tables compares the Account's average annual total returns for 1, 5 and 10 years with a broad based securities market index (a broad measure of market performance) and an average of mutual funds with a similar investment objective and management style. The averages used are prepared by Lipper, Inc. (an independent statistical service). The other table for each Account provides the highest and lowest quarterly return for that Account's shares during the last 10 years.


An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.


GROWTH-ORIENTED ACCOUNT


Balanced Account


The Balanced Account seeks to generate a total return consisting of current income and capital appreciation. It invests primarily in common stocks and fixed income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

The Account generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) may also be purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

The Balanced Account is generally a suitable investment for investors seeking long-term growth but who are uncomfortable accepting the risks of investing entirely in common stocks. However, as with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------         quarterly total returns
      1989  11.56%    1994  -2.09%                for the last 10 years
      1990  -6.43%    1995  24.58%           -----------------------------------
      1991  34.36%    1996  13.13%            Quarter Ended            Return
      1992  12.80%    1997  17.93%          -----------------------------------
      1993  11.06%    1998  11.91%                3/31/91               12.62%
      Calendar Years Ended December 31            9/30/90              (11.70%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years     Years
                                                     -------- --------- --------
                             Balanced Account         11.91%   12.74%     12.33%

                             S&P 500 Stock Index      28.58    24.06      19.21
                             Lehman Brothers
                               Government/Corporate
                               Bond Index              9.47     7.30       9.33
                             Lipper Balanced Fund
                               Average                13.48    13.93      13.04
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.57%    $60     $189     $329    $738
Other Expenses........................  0.02%
                                        -----
  Total Account Operating Expenses      0.59%
--------------------------------------------------------------------------------

Day-to-day Account management:
    Since April 1993               Co-Manager, Judith A. Vogel, CFA. Portfolio
                                   Manager of Invista Capital Management, LLC since 1987.

     Since October 1998            Co-Manager, Douglas D. Herold, CFA.
                                   Portfolio Manager of Invista Capital
                                   Management, LLC since 1996. Prior thereto,
                                   Securities Analyst from 1993-1996.

     Since December 1997           Co-Manager, Martin J. Schafer, Portfolio
                                   Manager of Invista Capital Management, LLC since 1992.



INCOME-ORIENTED ACCOUNT

Bond Account


The Bond Account seeks to provide as high a level of income as is consistent with presentation of capital and prudent investment risk. It invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.


Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

The Bond Account is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------             quarterly total returns
 1989  13.86%  1995  22.17%                        for the last 10 years
 1990   5.22%  1996   2.36%             ----------------------------------------
 1991  16.72%  1997  10.60%                 Quarter Ended           Return
 1992   9.38%  1998   7.69%             ----------------------------------------
 1993  11.67%                                  6/30/89               8.76%
 1994  -2.90%                                  9/30/96              (3.24%)
                                        ----------------------------------------
Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year     Years    Years
                                                     -------- --------- --------
                                     Bond Account       7.69%    7.66%    9.46%


                                     Lehman Brothers
                                       BAA Corporate
                                       Index            6.96     7.34     9.25
                                     Lipper Corporate
                                       Debt BBB Rated
                                       Fund Average     6.25     7.00     9.19
                                   ---------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%    $52    $164      $285    $640
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.51%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, the average ratings of the Account's assets based on markte value at each mont-end, were as follows (all ratings are by Moody's):

                                            2.08% in securities  rated Aaa
                                            2.78% in securities rated Aa
                                            24.00% in securities rated A
                                            64.55% in securities rated Baa
                                            6.59% in securities rated Ba

Day-to-day Account management:
    Since November 1996   Scott A. Bennett, CFA. Assistant Director - Securities
                          Investment of Principal Capital Management LLC since
                          1996. Prior thereto, Investment Manager.



GROWTH-ORIENTED ACCOUNT

Capital Value Account


The Capital Value Account seeks to provide long-term capital appreciation and secondarily growth of investment income. It invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.

The Capital Value Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.


Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------          quarterly total returns
       1989  16.18%   1994   0.49%                  for the last 10 years
       1990  -9.86%   1995  31.91%           -----------------------------------
       1991  38.67%   1996  23.50%             Quarter Ended            Return
       1992   9.52%   1997  28.53%           -----------------------------------
       1993   7.79%   1998  13.58%              3/31/91               17.85%
      Calendar Years Ended December 31          9/30/90              (17.01%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            Capital Value Account      13.58%   19.03%   15.15%


                            S&P 500 Stock Index        28.58    24.06    19.21
                            Lipper Growth and Income
                              Fund Average             15.61    18.53    15.76
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.43%    $45     $141    $246     $555
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.44%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since November 1996     Catherine A. Zaharis, CFA. Portfolio Manager of
                            Invista Capital Management, LLC since 1987.



INCOME-ORIENTED ACCOUNT

Government Securities Account


The Government Securities Account seeks a high level of current income, liquidity and safety of principal. It invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
The Account may also invest in money market instruments.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short term investments yielding lower current income rather than investing in higher yielding longer term securities.

GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

The Account invests in modified pass-through GNMA Certificates. Owners of Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S.
Government.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.

The Government Securities Income Account is generally a suitable investment for investors who want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth. Such investors prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.


Account Performance Information


      -----------------------------      ---------------------------------------
          Annual Total Returns                       Highest & lowest
      -----------------------------               quarterly total returns
        1989  15.59%  1994  -4.53%                  for the last 10 years
        1990   9.54%  1995  19.07%       ---------------------------------------
        1991  16.95%  1996   3.35%         Quarter Ended       Quarterly Return
        1992   6.84%  1997  10.39%       ---------------------------------------
        1993  10.07%  1998   8.27%            6/30/89               8.92%
                                              3/31/94              (3.94%)
                                         ---------------------------------------
     Calendar Years Ending December 31
                                ------------------------------------------------
                                           Average annual total returns
                                     for the period ending December 31, 1998
                                ------------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year    Years    Years
                                                     -------- --------- --------
                                  Government Securities
                                    Account             8.27%   7.02%      9.35%

                                  Lehman Brothers
                                    Mortgage Index      6.96    7.23       9.13
                                  Lipper U.S. Mortgage
                                    Fund Average        6.08    5.98       8.04
                                ------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
       Account Operating Expenses                          Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%   $51     $160    $280      $628
Other Expenses........................  0.01%
                                        -----
     Total Account Operating Expenses   0.50%
--------------------------------------------------------------------------------


Day-to-day Account Management:
     Since May 1985         Martin J. Schafer, CFA. Portfolio Manager of Invista
     (Account's inception)  Capital Management, LLC since 1992.



GROWTH-ORIENTED ACCOUNT

Growth Account

The Growth Account primarily invests in common stocks. It may also invest in other equity securities. In seeking the Account's objective of capital growth, the Sub-Advisor, Invista, uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Stock selection. Invista then purchases securities of issuers that appear to have high growth potential. Common stocks selected for the Account may include securities of companies that:
     o have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500, or
     o   offer new products or new services.

These securities present greater opportunities for capital growth because of high potential earnings growth, but may also involve greater risk than securities that do not have the same potential. The companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may change in value more than those of larger, more established companies.

The Growth Account is generally a suitable investment for investors who want long-term growth. Additionally, the investor must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth. As the value of the stocks owned by the Account changes, the Account share price changes. In the short term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1995  25.62%                                for the last 5 years
      1996  12.51%                      ----------------------------------------
      1997  26.96%                          Quarter Ended           Return
      1998  21.36%                      ----------------------------------------
                                              12/31/98               21.35%
                                               9/30/98              (14.63%)
                                        ----------------------------------------
     Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                    Growth Account             21.36%   19.48%*

                                    S&P 500 Stock Index        28.58    24.06
                                    Lipper Growth Fund Average 22.86    19.03
                                   ---------------------------------------------
                                      * Period from May  1, 1994, date first
                                        offered to  the public, through
                                        December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.47%    $49     $154    $269     $604
Other Expenses........................  0.01%
                                        -----
    Total Account Operating Expenses    0.48%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since August 1987       Michael R. Hamilton, Portfolio Manager of Invista
    (Account's inception)   Capital Management, LLC since 1987.



GROWTH-ORIENTED ACCOUNT

International Account


The International Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The International Account is generally a suitable investment for investors who seek long-term growth and who want to invest in non-U.S. companies. This Account is not an appropriate investment for investors who are seeking either preservation of capital or high current income. Suitable investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1995   14.17%                                for the last 5 years
      1996   25.09%                     ----------------------------------------
      1997   12.24%                          Quarter Ended           Return
      1998    9.98%                     ----------------------------------------
                                              12/31/98              16.60%
                                              9/30/98              (17.11%)
                                        ----------------------------------------
  Calendar Years Ended December 31
                                  ----------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1989
                                  ----------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                   International Account        9.98%   12.09%*

                                   Morgan Stanley Capital
                                   International EAFE
                                     (Europe, Australia and
                                     Far East) Index           20.00     9.19
                                   Lipper International Fund
                                     Average                   13.02     7.87
                                  ----------------------------------------------
                                       * Period from May  1, 1994, date first
                                         offered to  the public, through
                                         December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.73%     $79     $246    $428     $954
Other Expenses........................ 0.04%
                                       -----
    Total Account Operating Expenses   0.77%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1994    Scott D. Opsal, CFA.  Executive Vice President and
                         Chief Investment Officer of Invista Capital Management,
                         LLC since 1997. Vice President, 1986-1997.



GROWTH-ORIENTED ACCOUNT

MidCap Account


The MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The MidCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. It is designed for long-term investors for a portion of their investments and is not designed for investors seeking income or conservation of capital.



Account Performance Information


     ----------------------------------     -----------------------------------
              Annual Total Returns                     Highest & lowest
     ----------------------------------            quarterly total returns
       1989  21.84%   1994   0.78%                 for the last 10 years
       1990 -12.50%   1995  29.01%           -----------------------------------
       1991  53.50%   1996  21.11%            Quarter Ended            Return
       1992  14.94%   1997  22.75%           -----------------------------------
       1993  19.28%   1998   3.69%             3/31/91               25.86%
      Calendar Years Ended December 31         9/30/90              (26.61%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            MidCap Account               3.69%   14.92%   16.22%


                            S&P 500 Stock Index         28.58    24.06    19.21
                            Lipper Mid-Cap Fund Average 12.16    15.18    15.83
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.61%   $63     $199     $346     $774
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.62%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since December 1987   Michael R. Hamilton, Portfolio Manager of Invista
     (Account's inception) Capital Management, LLC since 1987.



Money Market Account


The Money Market Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity. It invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks.


The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o to generate cash to cover sales of Account shares by its shareholders; or o upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Accounts shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

An investment in the Account is not insured or guaranteed by the FDIC or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account.

The Money Market Account is generally a suitable investment for investors seeking monthly dividends to produce income without incurring much principal risk or for investor's short-term needs.


Account Performance Information


Annual Total Returns

1989    8.98%  1994    3.76%
1990    8.01%  1995    5.59%
1991    5.92%  1996    5.07%
1992    3.48%  1997    5.04%
1993    2.69%  1998    5.20%

       The bar chart shown above provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.50%    $53    $167     $291     $653
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.52%
--------------------------------------------------------------------------------



CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Fixed income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.


Note:The Capital Value, Growth, International and MidCap Accounts invest primarily in equity securities. The Balanced Account invests in a mix of equity and debt securities. The Bond and Government Securities Accounts invest primarily in debt securities.


Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts,  except the Capital Value and Money Market  Accounts,  may
lend  its  portfolio   securities  to  unaffiliated   broker-dealers  and  other
unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For the International and International SmallCap Accounts, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange and Chicago Board Options Exchange.

Risks of High Yield Securities
The Balanced and Bond Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Accounts (except Capital Value and Money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o   International - 100%;
o   Bond and Capital Value Accounts - 20%.
o   Balanced, Growth and MidCap Accounts - 10%.
o The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.


Securities of Smaller Companies
The MidCap Account invests in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Growth-Oriented Accounts and Bond Account, may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When the Fund receives orders to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation, and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of March 31, 1999, the Funds it managed had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The  Manager  has  signed  contracts  with  various   Sub-Advisors.   Under  the
Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account.
For these services, each Sub-Advisor is paid a fee by the Manager.

     Accounts:  Balanced,   Capital  Value,   Government   Securities,   Growth,
          International and MidCap
     Sub-Advisor: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1998 was:

                       Management              Other           Total Operating
  Account                Fees                Expenses             Expenses

 Balanced                0.57                  0.02                  0.59
 Bond                    0.49                  0.02                  0.51
 Capital Value           0.43                  0.01                  0.44
 Government Securities   0.49                  0.01                  0.50
 Growth                  0.47                  0.01                  0.48
 International           0.73                  0.04                  0.77
 MidCap                  0.61                  0.01                  0.62
 Money Market            0.50                  0.02                  0.52


The Fund and the Manager, under an order received from the SEC, are able to change Sub-Advisors or the fees paid to a Sub-Advisor, without the expense and delay of a shareholder meeting. However, the order will not be relied upon by an Account until the Fund receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners.
The order does not permit the Manager, without shareholder approval, to:
o appoint a Sub-Advisor that is an affiliate of the Manager or the Fund (other than by reason of serving as a Sub-Advisor to an Account)(an "affiliated Sub-Advisor"), or
o    change a subadvisory fee of an affiliated Sub-Advisor.



MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1998. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average Annual Total Return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Accounts

Balanced Account
(Judith A. Vogel, Douglas D. Herold and Martin J. Schafer)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
 1 Year             5 Year           10 Year
 11.91%             12.74%            12.33%
--------------------------------------------

                                                                       Lehman
                                        Standard &                    Brothers
                                           Poor's        Lipper      Government/
                           Balanced         500         Balanced     Corporate
Year Ended December 31,     Account     Stock Index     Fund Avg     Bond Index
----------------------      -------     -----------     --------     ----------
                            10,000        10,000         10,000        10,000
         1989               11,156        13,168         11,959        11,423
         1990               10,438        12,758         11,893        12,369
         1991               14,025        16,647         15,077        14,364
         1992               15,820        17,915         16,138        15,453
         1993               17,570        19,717         17,870        17,157
         1994               17,203        19,976         17,420        16,555
         1995               21,432        27,474         21,803        19,740
         1996               24,246        33,778         24,803        20,313
         1997               28,593        45,043         29,515        22,295
         1998               31,999        57,915         33,494        24,406

Note:  Past performance is not predictive of future performance.


Characterize the reasons as you like, but 1998 will be remembered as The Year of the Mega-Cap Stock. Whether spurred by a flight to quality, the search for scarce earnings growth, a market awash in liquidity, or momentum-driven investors, large market capitalization stocks were the clear winners in the performance game this year. The very biggest of the big, such as Microsoft, General Electric, Intel, Lucent, and Wal-Mart drove the market cap-weighted indices upward on the order of +28% for the year. Mid- to small-cap stocks and companies reporting anything less than stellar sales and earnings growth couldn't keep up with the big guys. Small cap stocks in general were actually down by -2% in 1998. Investors paid up for size and positive earnings surprises. Period.

In the U.S. good, fundamental reasons for the markets to advance were present, particularly in the fourth quarter of 1998. Stronger than anticipated consumer spending, a robust housing market, the virtual absence of inflation, and significantly lower interest rates all rightfully powered valuations upward. However, the huge disparity of returns between the "haves" and the "have-nots," as described above, could not be ignored. The "haves" were afforded prices of 40 to 60+ times earnings, P/E multiples reminiscent of the Nifty-Fifty era of the early 1970's, while small cap stocks were at best ignored and at worst pummeled.

In the fixed income arena two influences shaped the markets. First, Russia's debt default in the third quarter awoke investors to the fact that one could indeed lose principal in the bond market. Almost immediately risk premiums, or interest rate spreads vs. U.S. government bonds, expanded to very high levels as investors clamored for the safety of U.S. Treasuries. The Federal Reserve Board, in response to the global financial crisis and hoping to ward off a domestic downturn, reduced interest rates three times before the end of the year. As a result, intermediate bonds returned 8% - 10% for their owners in 1998; long government bonds produced mid-teens type returns. Very attractive performance in the absolute, but uninspiring relative to the 25% gains or better that large cap growth stocks generated.

The Balanced Account produced a double-digit return of 11.9% in 1998. The Account's strategy of holding a diversified portfolio of high quality fixed income securities and reasonably valued common stocks was maintained. Unfortunately the market did not recognize the merits of paying attention to valuation and the Account's lack of exposure to the handful of mega-cap, high-priced common stocks that moved the markets proved to be a detriment to performance. The Balanced Account's objective is to produce both long-term capital appreciation and current income without taking on undue risk to principal. Looking ahead to 1999 the global economy is far from stable. It is likely that uncertainty and market volatility will be the order of the day. While the Balanced Account may not produce the very highest returns in this environment, its conservative nature should prevent it from sinking to extreme lows relative to other balanced funds. The Account's focus on credit quality among bonds and paying reasonable prices for expected earnings in the equity portfolio should benefit long-term shareholders.

There is no  independent  market  index  against  which to  measure  returns  of
balanced   portfolios,   however,  the  S&P  500  Stock  Index  and  the  Lehman
Government/Corporate Bond Index are shown for your information.

Capital Value Account
(Catherine A. Zaharis)

--------------------------------------------
                 Total Returns
            As of December 31, 1998
         1 Year    5 Year    10 Year
--------------------------------------------
         13.58%    19.03%    15.15%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Growth & Income Fund Average and S&P 500 Stock Index


                                 Capital         S&P 500            Lipper
                                  Value           Stock        Growth & Income
 Year Ended December 31,         Account          Index          Fund Average
-----------------------          -------         ------          ------------
                                  10,000         10,000             10,000
      1989                        11,618         13,168             12,354
      1990                        10,473         12,758             11,804
      1991                        14,522         16,647             15,237
      1992                        15,905         17,915             16,605
      1993                        17,145         19,717             18,523
      1994                        17,229         19,976             18,349
      1995                        22,726         27,474             24,004
      1996                        28,066         33,778             28,992
      1997                        36,074         45,043             36,861
      1998                        40,973         57,915             42,615

Note: Past performance is not predictive of future performance.


The Capital Value Account had an experience in 1998 very similar to other funds in that the index was a benchmark nearly unattainable. There were several factors that aided positive returns, but hindered the opportunity to keep pace with the S&P 500.

The performance of the market was led by the technology sector which was underrepresented in this value portfolio. Valuations of these companies have reached heights that suggest that growth will be phenomenal for a very long time. Due to the fact that very few companies in the technology sector could be defined as "value" due to this market strength, the managers have avoided this area.

Another interesting aspect of the markets in 1998 was the size factor. The bigger the stock was, the better it seemed to do. Large cap indexes did much better than mid-cap indexes which did better than those indexes representing small cap names. Although the Account's holdings were primarily focused in the large cap arena, some holdings were in the mid cap range as valuations continue to get even more compelling. Although these companies did not perform well as a whole in 1998, they did represent some excellent long term value opportunities.

The value companies the portfolio has focused on have been quite a bit different than traditional "value" names. Although all of the new companies in the portfolio were selling at a discount to the market at purchase, many of them had much more traditional growth prospects. The deep cyclical and basic materials companies have suffered from disinflation as well as a pullback in demand from emerging markets. Due to these occurrences, managers have underweighted more cyclical names in favor of consistent growth at a discount. This focus has helped returns relative to other value portfolios.

The Account's focus throughout 1998 was one of quality value. That focus will be continued into 1999 as economic and world events are closely monitored.

Growth Account
(Michael R. Hamilton)

-----------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year    Since Inception Date 6/1/94   10 Year

18.95%            26.61%                  --
-----------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Aggressive Growth Account, Lipper Growth Fund Average and S&P 500 Stock Index


                                         Standard & Poor's
                            Aggressive         500            Lipper
                              Growth           Stock        Growth Fund
Year Ended December 31,       Account          Index         Average
-----------------------       -------          -----         -------
                               10,000          10,000         10,000
            1994               10,259          10,230         10,055
            1995               14,793          14,069         13,151
            1996               18,942          17,297         15,681
            1997               24,788          23,066         19,649
            1998               29,486          29,657         24,140

Note: Past performance is not predictive of future performance.


The fundamental factors that have been the foundation of this bull market helped drive the market to new highs in 1998. The five factors are: slow but sustainable economic growth, low inflation, low interest rates, financial liquidity and corporate profit growth. 1998 was a year of good news on four of the five factors. Economic growth in the U.S. was been slightly stronger than expected, inflation continued to drop, interest rates fell and financial liquidity increased with the Fed cutting short-term interest rates. The only non-positive fundamental was corporate earnings which were flat, but are expected to be positive in 1999.

The market showed a strong bias for large cap stocks over small cap stocks. The largest two-thirds of the S&P 500 by market cap (over $20 billion) returned over 35% in 1998. In contrast, the smallest one-third of the S&P 500 by market cap returned slightly over 12% in 1998. While one-third of the S&P 500 is in companies under $20 billion market cap, the Account had 50% of holdings in such companies. This size bias explains 85% of the Account's discrepancy to the S&P
500. The account managers have been relatively insensitive to what size of market cap a company is in the security selection process and continue to believe that investors should focus on each company's underlying business fundamentals and valuation when selecting a stock and not on the company's size.

Sectors where the Account outperformed the S&P 500 Index include: capital goods, communication services, consumer staples, energy, transportation, and utilities. Sectors where the Account underperformed the S&P 500 Index include: basic materials, consumer cyclicals, financials, healthcare and technology. While technology holdings did very well, gaining over 61% on the year, they failed to keep pace with the S&P 500's technology sector, which gained 73%. The Account's large position in healthcare did well, gaining 31% on the year. While these were great absolute returns, they were not good relative returns since the S&P 500's healthcare sector gained over 43%.

Going forward the managers continue to find the healthcare and financial sectors attractive. Healthcare companies are benefiting from strong demand as the population ages and from spectacular new products that make life better. In financials, the manager's see companies that are more prudently managing their capital, taking advantage of deregulation and can be purchased at very reasonable valuations. Few opportunities are found in the utility, energy and transportation sectors and thus the Account has little to no exposure in these sectors. As always, account managers continue to pursue companies that possess competitive advantages, have the potential for good growth and can be purchased at a reasonable price.

International Account
(Scott D. Opsal)

----------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year  Since Inception Date 5/2/94    10 Year
----------------------------------------------
9.98%              12.09%                --
----------------------------------------------


Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average and MSCI EAFE Index


                                             Morgan Stanley         Lipper
      Year Ended         International    Capital International   International
     December 31,           Account           EAFE Index          Fund Average
     -----------            -------           ----------          ------------
                            10,000               10,000             10,000
         1994                9,663                9,990              9,758
         1995               11,032               11,110             10,676
         1996               13,800               11,781             11,934
         1997               15,488               11,991             12,583
         1998               17,034               14,389             14,221

Note:  Past performance is not predictive of future performance.


The International Account's return of 9.98% in 1998 was below the EAFE Index return of 20.00%. Most of the Account's shortfall occurred during the second half of the year. Two investment themes dominated returns and performance during the second half of 1998. The most significant theme was the third quarter collapse of emerging markets, brought on by Russia's devaluation and debt default and the simultaneous currency crisis in Brazil. These events shook investor confidence which created a flight to quality, soaring risk premiums in most stocks, and a slower economic growth outlook.

A secondary theme was the ongoing economic problems in Japan. Japan's economy is in a serious recession and is undoubtedly the weakest economy of any developed nation. Its banking crisis is far from being solved, and government policy has created a fiscal budget deficit equal to 10% of GDP, an unheard of level for a major economy.

These two themes  influenced the positioning of the International  Account.  The
managers   increased   exposure  to  defensive,   or  lower  risk  stocks,   and
underweighted the Japanese market. One of the main reasons for the underperformance was the execution of moving the portfolio into a more defensive position which was not fully effective. Several of the stocks were in low risk businesses, but had exposure to poor performing emerging markets. The second area of underperformance was the underweight position of the Japanese yen. Although economic analysis of Japan proved to be right on the mark and Japan's stock market continued to languish, the Japanese yen was very strong and outpaced the other developed market currencies.

The Account continues to have a small weighting in the Japanese market and a large weighting in Europe. The managers do not expect a severe recession in Europe this year, but growth is slowing. Inflation does not appear to be a risk, and therefore, interest rates should remain low helping to bolster stock prices. Portfolio weightings in reasonably priced names with growth and/or defensive characteristics will continue to be raised.

MidCap Account
(Michael R. Hamilton)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year        5 Year            10 Years
--------------------------------------------
    3.69%        14.92%              16.22%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Fund Average and S&P 500 Stock Index

                                                                   Lipper
                                   MidCap         S&P 500         Mid-Cap Fund
Year Ended December 31,           Account          Index           Average
----------------------            -------          -----           -------
                                   10,000          10,000          10,000
         1989                      12,184          13,168          12,710
         1990                      10,661          12,758          12,258
         1991                      16,364          16,647          18,538
         1992                      18,809          17,915          20,227
         1993                      22,436          19,717          23,201
         1994                      22,611          19,976          22,725
         1995                      29,171          27,474          30,035
         1996                      35,329          33,778          35,418
         1997                      43,368          45,043          42,370
         1998                      44,967          57,915          47,523

Note:  Past performance is not predictive of future performance.


Stock market returns for 1998 were both volatile and divergent. Large caps outdistanced their mid and small cap counterparts by a considerable margin as investors gravitated to companies with assumed stable and visible earnings streams. Also, market volatility seemed a constant during the year with large price swings, especially occurring during the 3rd and 4th quarters. Much of this activity was fueled by the Asian crisis that began in 1997 and investors' concerns that growth rates and profitability of companies would be hurt as the effects spread throughout the world. However, the U.S. economy performed quite admirably due to low inflation, low interest rates, financial liquidity and high consumer confidence.

The Midcap Account's performance trailed the S&P 500 Index primarily due to its emphasis on smaller cap companies. Roughly 80% of the portfolio is invested in companies with market capitalizations below $4 billion as compared to the Index with only 4% invested in companies below $4 billion. The Financial, Consumer Cyclical and Healthcare sectors were the largest contributors to underperformance relative to the Index. The Technology sector was the primary contributor to positive returns in the portfolio.

Looking ahead to 1999, the same factors driving the slow, sustainable growth in the U.S. economy in 1998 appear to be very much in place. The account managers continue to look for companies that possess competitive advantages, have the potential for above average growth and can be purchased at a reasonable price. The portfolio emphasizes the Technology, Financial, Consumer Cyclical and Healthcare economic sectors. In the Technology sector, value is found in companies that contribute to productivity enhancement. In the Financial sector, the trend toward consolidation is allowing financial companies to manage their capital more prudently. Attractive companies in the Consumer Cyclical sector are those that will benefit from the low unemployment, low interest rate environment. Finally, the Healthcare sector is a beneficiary of a growing elderly population and the ever present desire for better healthcare.

Important Notes of the Growth-Oriented Accounts:

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: this average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 409 mutual funds.

Lipper Growth Fund Average: This average consists of funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. The one-year average currently contains 980 funds.

Lipper Growth & Income Fund Average: this average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 768 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 527 funds.

Lipper Mid-Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 327 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Income-Oriented  Accounts:

Bond Account
(Scott A. Bennett)

------------------------------------------
              Total Returns *
          As of December 31, 1998
     1 Year         5 Year         10 year
------------------------------------------
      7.69%          7.66%          9.46%
------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index

                                             Lehman                Lipper
                                             Brothers           Corporate Debt
       Year Ended          Bond           BAA Corporate         BBB Rated Fund
       December 31,      Account*             Index               Avgerage
       -----------       -------              -----               --------
                          10,000              10,000               10,000
       1989               11,386              11,366               11,064
       1990               11,980              11,966               11,698
       1991               13,982              14,277               13,780
       1992               15,294              15,619               14,916
       1993               17,078              17,638               16,753
       1994               16,583              17,074               16,006
       1995               20,259              20,953               19,219
       1996               20,738              21,795               19,832
       1997               22,935              24,215               21,831
       1998               24,698              24,525               23,195

Note:  Past performance is not predictive of future performance.


The Bond Account performed well in a tough market environment during 1998. The Account outperformed the Lehman Brothers BAA Corporate Index as well as the Lipper Corporate BBB average because of the relatively higher credit quality emphasis and a somewhat longer duration.

Investors demanded quality in 1998 with U.S. Treasuries being in the unusual position of posting the highest returns in the fixed income market. Corporate bonds underperformed Treasuries but benefited from the decline in Treasury yields during the year, resulting in relatively high absolute returns. The markets returned to a more normal mode in the fourth quarter as investors began to reconsider the impact of emerging market problems, hedge-fund difficulties and were reassured by Federal Reserve interest rate cuts.

The managers positioned the Account with a quality emphasis during the year, adding higher rated bonds and investing predominately in U.S., safe haven sectors (agencies, communications, and utilities). The account manager's long-term outlook for the global economy improved during the fourth quarter, as did the condition of the fixed income markets. The Account was an active player in a rejuvenated new issue market and was paid well to participate in industries the managers favored (U.S., non-commodity industries) as the market regained its footing. Strategy going into 1999 is to return to a more normal credit quality mix and take advantage of still historically high premium for investing in corporate bonds.

Government Securities Account
(Martin J. Schafer)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year         5 Year           10 Year
    8.27%          7.02%            9.35%
--------------------------------------------

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average and Lehman Brothers Mortgage Index

                                                   Lehman           Lipper
                               Government         Brothers       U.S. Mortgage
                               Securities          Mortgage          Fund
Year Ended December 31,         Account             Index          Average
----------------------          -------            ------          -------
                                10,000             10,000           10,000
       1989                     11,559             11,535           11,258
       1990                     12,663             12,772           12,314
       1991                     14,809             14,779           14,135
       1992                     15,822             15,809           14,999
       1993                     17,416             16,891           16,116
       1994                     16,626             16,619           15,444
       1995                     19,797             19,411           17,951
       1996                     20,460             20,449           18,646
       1997                     22,585             22,390           20,245
       1998                     24,453             23,948           21,476

Note:  Past performance is not predictive of future performance.


Interest rates declined significantly over the last twelve months, with medium and long rates down about 1%. Bond prices, which move in the opposite direction of interest rates, moved up, which led to another very strong year for the Government Securities Account. The Account outperformed both the Lehman Brothers MBS Index as well as the Lipper U.S. Mortgage Fund Average, mostly due to its slightly longer duration.

The key to 1998 was the U.S. Federal Reserve. By decisively reducing the Federal Funds rate from 5.50% to 4.75% during the pinnacle of global risk, then holding rates steady in December, the Fed demonstrated its commitment to maintaining reasonable growth in the U.S. The actions of the Federal Reserve restored a certain amount of calm and order to a very volatile and illiquid market. By staying pat on rates in December, the Fed also signaled that the U.S. economy was still very strong, with modest growth, low inflation and low unemployment.

Portfolio management views the economic outlook as range-bound for U.S. interest rates. With the absolute level of interest rates being relatively low, the managers are moving the duration of this account closer to the Lehman MBS Index and are shortening as opportunities present themselves.

Important Notes of the Income-Oriented Accounts:

Lehman Brothers, BAA Corporate Index: an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers Mortgage Index: an unmanaged index of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 99 mutual funds.

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 73 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.


Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.


Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the required is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay.
The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Year 2000 Readiness Disclosure
The business operations of the Fund depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Accounts' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, an Account could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.


The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company an Account invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of an Account's securities will decrease that Account's share price.


The Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.


At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. The contingency plan calls for:
o    identification of business risks;
o    consideration of alternative approaches to critical business risks; and
o    development of action plans to address problems.

Other important Year 2000 initiatives include:
o the service provider for our transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program;
o the securities pricing system we use has renovated its code and conducted client testing in June 1998;
o Facilities Management of Principal Life has identified non-systems issues (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
o the Manager and other areas of Principal Life have contacted all vendors with which we do business to receive assurances that they are able to deal with any Year 2000 problems. We continue to work with the vendors to identify any areas of risk.


In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.


Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are based on financial statements that were audited by Ernst & Young LLP.





FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

BALANCED ACCOUNT(a)                                          1998         1997          1996         1995         1994
----------------   -----------------------------------------------------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $15.51       $14.44        $13.97       $11.95       $12.77
Income from Investment Operations:
   Net Investment Income...............................       .49          .46           .40          .45          .37
   Net Realized and Unrealized Gain (Loss) on Investments    1.33         2.11          1.41         2.44         (.64)
                       Total from Investment Operations      1.82         2.57          1.81         2.89         (.27)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.49)        (.45)         (.40)        (.45)        (.37)
   Distributions from Capital Gains....................      (.59)       (1.05)         (.94)        (.42)        (.18)
                      Total Dividends and Distributions     (1.08)       (1.50)        (1.34)        (.87)        (.55)
Net Asset Value, End of Period.........................    $16.25       $15.51        $14.44       $13.97       $11.95

Total Return...........................................    11.91%       17.93%        13.13%       24.58%      (2.09)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $198,603     $133,827       $93,158      $45,403      $25,043
   Ratio of Expenses to Average Net Assets.............      .59%         .61%          .63%         .66%         .69%
   Ratio of Net Investment Income to Average Net Assets     3.37%        3.26%         3.45%        4.12%        3.42%
   Portfolio Turnover Rate.............................     24.2%        69.7%         22.6%        25.7%        31.5%




BOND ACCOUNT(a)                                              1998         1997          1996         1995         1994
------------                                                 -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $11.78       $11.33        $11.73       $10.12       $11.16
Income from Investment Operations:
   Net Investment Income...............................       .66          .76           .68          .62          .72
   Net Realized and Unrealized  Gain (Loss) on Investments    .25          .44          (.40)        1.62        (1.04)
                       Total from Investment Operations       .91         1.20           .28         2.24         (.32)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.66)        (.75)         (.68)        (.63)        (.72)
   Excess Distributions from Capital Gains(b)..........      (.01)        --            --            --           --
                      Total Dividends and Distributions      (.67)        (.75)         (.68)        (.63)        (.72)
Net Asset Value, End of Period.........................    $12.02       $11.78        $11.33       $11.73       $10.12

Total Return...........................................      7.69%       10.60%         2.36%       22.17%      (2.90)%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $121,973      $81,921       $63,387      $35,878      $17,108
   Ratio of Expenses to Average Net Assets.............      .51%         .52%          .53%         .56%         .58%
   Ratio of Net Investment Income to Average Net Assets     6.41%        6.85%         7.00%        7.28%        7.86%
   Portfolio Turnover Rate.............................     26.7%         7.3%          1.7%         5.9%        18.2%























See accompanying notes.




          Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

CAPITAL VALUE ACCOUNT(a)                                     1998         1997          1996         1995         1994
---------------------                                        -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $34.61       $29.84        $27.80       $23.44       $24.61
Income from Investment Operations:
   Net Investment Income...............................       .71          .68           .57          .60          .62
   Net Realized and Unrealized  Gain (Loss) on Investments   3.94         7.52          5.82         6.69         (.49)
                       Total from Investment Operations      4.65         8.20          6.39         7.29          .13
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.71)        (.67)         (.58)        (.60)        (.61)
   Distributions from Capital Gains....................    (1.36)       (2.76)        (3.77)       (2.33)        (.69)
                      Total Dividends and Distributions    (2.07)       (3.43)        (4.35)       (2.93)       (1.30)
Net Asset Value, End of Period.........................   $37.19       $34.61        $29.84       $27.80       $23.44

Total Return...........................................    13.58%       28.53%        23.50%       31.91%         .49%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $385,724     $285,231      $205,019     $135,640     $120,572
   Ratio of Expenses to Average Net Assets.............      .44%         .47%          .49%         .51%         .51%
   Ratio of Net Investment Income to Average Net Assets     2.07%        2.13%         2.06%        2.25%        2.36%
   Portfolio Turnover Rate.............................     22.0%        23.4%         48.5%        49.2%        44.5%




GOVERNMENT SECURITIES ACCOUNT(a)                             1998         1997          1996         1995         1994
-----------------------------                                -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $10.72       $10.31        $10.55        $9.38       $10.61
Income from Investment Operations:
   Net Investment Income...............................       .60          .66           .59          .60          .76
   Net Realized and Unrealized Gain (Loss) on Investments     .28          .41          (.24)        1.18        (1.24)
                       Total from Investment Operations       .88         1.07           .35         1.78        (.48)
Less Dividends from Net Investment Income..............      (.59)        (.66)         (.59)        (.61)       (.75)
Net Asset Value, End of Period.........................    $11.01       $10.72        $10.31       $10.55        $9.38

Total Return...........................................     8.27%       10.39%         3.35%       19.07%      (4.53)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $141,317      $94,322       $85,100      $50,079      $36,121
   Ratio of Expenses to Average Net Assets.............      .50%         .52%          .52%         .55%         .56%
   Ratio of Net Investment Income to Average Net Assets     6.15%        6.37%         6.46%        6.73%        7.05%
   Portfolio Turnover Rate.............................     11.0%         9.0%          8.4%         9.8%        23.2%



















FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

GROWTH ACCOUNT(a)                                            1998         1997          1996         1995       1994(c)
--------------                                               -----------------          ----         ----       ----
Net Asset Value, Beginning of Period...................    $17.21       $13.79        $12.43       $10.10        $9.60
Income from Investment Operations:
   Net Investment Income...............................       .21          .18           .16          .17          .07
   Net Realized and Unrealized Gain (Loss) on Investments    3.45         3.53          1.39         2.42          .51
                       Total from Investment Operations      3.66         3.71          1.55         2.59          .58
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.21)        (.18)         (.16)        (.17)        (.08)
   Distributions from Capital Gains....................     (.20)        (.10)         (.03)        (.09)         --
   Excess Distributions from Capital Gains(b)..........        --        (.01)           --          --           --
                      Total Dividends and Distributions     (.41)        (.29)         (.19)        (.26)        (.08)
Net Asset Value, End of Period.........................   $20.46       $17.21        $13.79       $12.43       $10.10

Total Return...........................................    21.36%       26.96%        12.51%       25.62%       5.42%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,828     $168,160       $99,612      $42,708      $13,086
   Ratio of Expenses to Average Net Assets.............      .48%         .50%          .52%         .58%        .75%(e)
   Ratio of Net Investment Income to Average Net Assets     1.25%        1.34%         1.61%        2.08%       2.39%(e)
   Portfolio Turnover Rate.............................      9.0%        15.4%          2.0%         6.9%        0.9%(e)




INTERNATIONAL ACCOUNT(a)                                     1998         1997          1996         1995       1994(c)
---------------------                                        -----------------          ----         ----       ----
Net Asset Value, Beginning of Period...................    $13.90       $13.02        $10.72        $9.56        $9.94
Income from Investment Operations:
   Net Investment Income...............................       .26          .23           .22          .19          .03
   Net Realized and Unrealized  Gain (Loss) on Investments   1.11         1.35          2.46         1.16         (.33)
                       Total from Investment Operations      1.37         1.58          2.68         1.35         (.30)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.25)        (.23)         (.22)        (.18)        (.05)
   Excess Distributions from Net Investment Income(b)..        --          --             --           --        (.02)
   Distributions from Capital Gains....................     (.51)        (.47)         (.16)        (.01)        (.01)
                      Total Dividends and Distributions     (.76)        (.70)         (.38)        (.19)        (.08)
Net Asset Value, End of Period.........................    $14.51       $13.90        $13.02       $10.72        $9.56

Total Return...........................................      9.98%       12.24%        25.09%       14.17%     (3.37)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $153,588     $125,289       $71,682      $30,566      $13,746
   Ratio of Expenses to Average Net Assets.............      .77%         .87%          .90%         .95%       1.24%(e)
   Ratio of Net Investment Income to Average Net Assets     1.80%        1.92%         2.28%        2.26%       1.31%(e)
   Portfolio Turnover Rate.............................     33.9%        22.7%         12.5%        15.6%       14.4%(e)





















See accompanying notes.






          Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

MIDCAP ACCOUNT(a)                                            1998         1997          1996         1995         1994
--------------                                               -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $35.47       $29.74        $25.33       $19.97       $20.79
Income from Investment Operations:
   Net Investment Income...............................       .22          .24           .22          .22          .14
   Net Realized and Unrealized  Gain (Loss) on Investments    .94         6.48          5.07         5.57          .03
                       Total from Investment Operations      1.16         6.72          5.29         5.79          .17
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.22)        (.23)         (.22)        (.22)        (.14)
   Distributions from Capital Gains....................     (2.04)        (.76)         (.66)        (.21)        (.85)
                      Total Dividends and Distributions     (2.26)        (.99)         (.88)        (.43)        (.99)
Net Asset Value, End of Period.........................    $34.37       $35.47        $29.74       $25.33       $19.97

Total Return...........................................      3.69%       22.75%        21.11%       29.01%         .78%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,470     $224,630      $137,161      $58,520      $23,912
   Ratio of Expenses to Average Net Assets.............      .62%         .64%          .66%         .70%         .74%
   Ratio of Net Investment Income to Average Net Assets      .63%         .79%         1.07%        1.23%        1.15%
   Portfolio Turnover Rate.............................     26.9%         7.8%          8.8%        13.1%        12.0%





MONEY MARKET ACCOUNT(a)                                      1998         1997         1996          1995         1994
--------------------                                         -----------------         ----          ----         ----
Net Asset Value, Beginning of Period...................    $1.000       $1.000        $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income...............................      .051         .051          .049         .054         .037
   Net Realized and Unrealized  Gain (Loss) on Investments     --          --             --           --           --
                       Total from Investment Operations      .051         .051          .049         .054         .037
Less Dividends from Net Investment Income..............     (.051)       (.051)        (.049)       (.054)       (.037)
Net Asset Value, End of Period.........................    $1.000       $1.000        $1.000       $1.000       $1.000

Total Return...........................................     5.20%        5.04%         5.07%        5.59%        3.76%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $83,263      $47,315       $46,244      $32,670      $29,372
   Ratio of Expenses to Average Net Assets.............      .52%         .55%          .56%         .58%         .60%
   Ratio of Net Investment Income to Average Net Assets     5.06%        5.12%         5.00%        5.32%        3.81%
















Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

        Former Fund Name                         Current Account Name
   Principal Balanced Fund, Inc.                 Balanced Account
   Principal Bond Fund, Inc.                     Bond Account
   Principal Capital Accumulation Fund, Inc.     Capital Value Account
   Principal Government Securities Fund, Inc.    Government Securities Account
   Principal Growth Fund, Inc.                   Growth Account
   Principal World Fund, Inc.                    International Account
   Principal Emerging Growth Fund, Inc.          MidCap Account
   Principal Money Market Fund, Inc.             Money Market Account

(b) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(c) Period from May 1, 1994, date shares first offered to the public, through December 31, 1994. Net investment income, aggregating $.01 per share for the Growth Account and $.04 per share for the International Account for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. Additionally, the Growth Account and the International Account incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each account prior to the initial public offering of account shares.

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 1999 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306.
Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944






                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


       Aggressive Growth Account                   MidCap Account
       Asset Allocation Account                    MidCap Growth Account
       Balanced Account                            Money Market Account
       Bond Account                                Real Estate Account
       Capital Value Account                       SmallCap Account
       Government Securities Account               SmallCap Growth Account
       Growth Account                              SmallCap Value Account
       International Account                       Stock Index 500 Account
       International SmallCap Account              Utilities Account
       MicroCap Account










   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.




                   The date of this Prospectus is May 1, 1999.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  .............................................   3
GROWTH-ORIENTED ACCOUNTS...........................................   3
INCOME-ORIENTED ACCOUNTS...........................................   4
MONEY MARKET ACCOUNT...............................................   4

Aggressive Growth Account..........................................   6
Asset Allocation Account...........................................   8
Balanced Account...................................................  10
Bond Account.......................................................  12
Capital Value Account..............................................  14
Government Securities Account......................................  16
Growth Account.....................................................  18
International Account..............................................  20
International SmallCap Account.....................................  22
MicroCap Account...................................................  24
MidCap Account.....................................................  26
MidCap Growth Account..............................................  28
Money Market Account...............................................  30
Real Estate Account................................................  32
SmallCap Account...................................................  34
SmallCap Growth Account............................................  36
SmallCap Value Account.............................................  38
Stock Index 500 Account............................................  40
Utilities Account..................................................  42

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS....................  44

PRICING OF ACCOUNT SHARES..........................................  48

DIVIDENDS AND DISTRIBUTIONS........................................  49
     Growth-Oriented and Income-Oriented Accounts..................  49
     Money Market Account..........................................  49

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.....................  50
     The Manager...................................................  50
     The Sub-Advisors..............................................  50

GENERAL INFORMATION ABOUT AN ACCOUNT...............................  53
     Shareholders Rights...........................................  53
     Purchase of Account Shares....................................  54
     Sale of Account Shares........................................  54
     Year 2000 Readiness Disclosure................................  55
     Financial Statements..........................................  55


FINANCIAL HIGHLIGHTS...............................................  56
     Notes to Financial Highlights.................................  64


ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund is made up of several different Accounts. Each Account has its own investment objective.

The Growth-Oriented Accounts (except the Balanced and Utilities Accounts that invest in a mix of equity and debt securities) invest primarily in common stocks. Under normal market conditions the Growth-Oriented Accounts (except Balanced and Utilities) are fully invested in equity securities. Under unusual circumstances, each of the Growth-Oriented Accounts may invest without limit in cash for temporary or defensive purposes. The Accounts also maintain a portion of their assets in cash while they are making long-term investment decisions and to cover sell orders from shareholders.


The Income-Oriented Accounts each have a rating limitation with regard to the quality of the securities that are held in its portfolio. The rating limitation applies when the Account purchases a bond. If the rating on a bond changes while the Account owns it the Account is not required to sell the bond. The Statement of Additional Information (SAI) contains additional information about bond ratings by Moody's Investor Services, Inc. (Moody's) and Standard & Poor's Corporation (S&P).

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. Estimates of the expenses are shown for the new Account. The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Account). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day Account management
The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.


Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund. It has signed contracts with various Sub-Advisors under which the Sub-Advisor provides portfolio management for certain Accounts (see Management, Organization and Capital Structure).


       Sub-Advisor                                          Account
Berger Associates ("Berger")                           SmallCap Growth
Dreyfus Corporation ("Dreyfus")                        MidCap Growth
Goldman Sachs Asset Management ("Goldman")             MicroCap
Invista Capital Management, LLC ("Invista")            Balanced, Capital Value,
                                                       Government Securities,
                                                       Growth, International,
                                                       International SmallCap,
                                                       MidCap, SmallCap, Stock
                                                       Index 500 and Utilities
J.P. Morgan Investment Management, Inc. ("Morgan")     SmallCap Value
Morgan Stanley Asset Management ("Morgan Stanley")     Aggressive Growth and
                                                       Asset Allocation


Account Performance
Included in each Account's, (except the Stock Index 500) description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest. They show changes in the Account's performance from year to year.

One of the tables compares the Account's average annual total returns for 1, 5 and 10 years with a broad based securities market index (a broad measure of market performance) and an average of mutual funds with a similar investment objective and management style. The averages used are prepared by Lipper, Inc. (an independent statistical service). The other table for each Account provides the highest and lowest quarterly return for the Account's shares during the last 10 calendar years or a shorter period if the Account has been in existence for less than 10 years.


An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.


NOTE:Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

GROWTH-ORIENTED ACCOUNT


Aggressive Growth Account


The Aggressive Growth Account seeks to provide long-term capital appreciation. It invests primarily in growth-oriented stocks of medium and large capitalization U.S. corporations and to a limited extent, foreign corporations that exhibit strong accelerating earnings growth. Under normal circumstances, the Account invests at least 65% of the value of its assets in common stocks.


The Account uses a flexible investment process in pursuit of its investment objective. In selecting stocks for the Account, the Sub-Advisor, Morgan Stanley, concentrates on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley focuses on companies with market capitalizations of $1 billion or more and is not limited to specific market sectors.


Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan
Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Account considers selling securities of issuers that no longer meet Morgan Stanley criteria.


When it selects a security for the Account, Morgan Stanley emphasizes individual security selection. Account investments are generally diversified by industry but concentrated sector positions may result from the selection process.


The Account has a long-term investment approach. However, Morgan Stanley may take advantage of short-term opportunities that are consistent with its objective by selling recently purchased securities that have increased in value. To the extent that the Account engages in short-term trading, it may have increased transactions costs.

The Account may invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Aggressive Growth Account is generally a suitable investment for investors who want long-term growth. The investor must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth. In addition, prices of equity securities are more volatile than prices of debt securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Account's market sector, mid- to large-capitalization growth-oriented equity securities, may underperform relative to other sectors.

As the value of the stocks owned by the Account changes, the Account share price changes. In the short term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------           quarterly total returns
       1995         44.19%                          for the last 5 years
       1996         28.05%                   -----------------------------------
       1997         30.86%                    Quarter Ended            Return
       1998         18.95%                   -----------------------------------
                                                 12/31/98               22.68%
      Calendar Years Ended December 31            9/30/98              (16.05%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                        Past One Past Five
                                                          Year     Years
                                                        -------- ---------
                              Aggressive Growth Account   18.95%   26.61%*

                              S&P 500 Stock Index         28.58    24.06
                              Lipper Growth Fund Average  22.86    19.03
                           -----------------------------------------------------
                              * Period from June 1, 1994, date first offered
                                to the public, through December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.77%     $80     $249    $433     $966
Other Expenses........................ 0.01%
                                       -----
   Total Account Operating Expenses    0.78%
--------------------------------------------------------------------------------

Day-to-day Account management:
     Since October 1998             Co-Manager, Philip W. Friedman, Managing
                                    Director of Morgan Stanley & Co.
                                    Incorporated and Morgan Stanley Dean Witter
                                    Investment Management Inc. since 1997.
                                    Director of Research, Morgan Stanley Dean
                                    Witter & Co. since 1995. Prior thereto,
                                    Assistant to the Controller and Chief
                                    Financial Officer, Arthur Andersen &
                                    Company.

     Since May 1994                 Co-Manager, Margaret K. Johnson, Portfolio
     (Account's inception)          Manager and Principal of Morgan Stanley &
                                    Co. Incorporated since 1989 and Morgan
                                    Stanley Dean Witter Investment Management
                                    Inc. since 1995.

     Since October 1998             Co-Manager, William S. Auslander, Portfolio
                                    Manager and Principal of Morgan Stanley &
                                    Co. Incorporated and Morgan Stanley Dean
                                    Witter Investment Management Inc. Prior
                                    thereto, equity analyst since 1995. Equity analyst at Icahn & Co., 1986-1995.



GROWTH-ORIENTED ACCOUNT


Asset Allocation Account


The Asset Allocation Account seeks to generate a total investment return consistent with preservation of capital. It uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospectus appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in debt securities to provide income and to moderate the overall portfolio risk. Typically Morgan Stanley will invest in high quality fixed income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
o stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic;
o stocks of value oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
o    domestic real estate investment trusts;
o    fixed income securities, both foreign and domestic; and
o    domestic high yield fixed-income securities.

As with any security, the securities in which the Account invests have associated risks. These include risks of:
o High yield securities. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.

Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
o    25% to 75% in equity securities;
o    20% to 60% in debt securities; and
o    0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies.

The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of debt securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

The Asset Allocation Account is generally a suitable investment for investors who are seeking a moderate risk approach towards long-term growth. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------           quarterly total returns
        1995         20.66%                         for the last 5 years
        1996         12.92%                  -----------------------------------
        1997         18.19%                   Quarter Ended            Return
        1998          9.18%                  -----------------------------------
                                                 12/31/98               11.00%
      Calendar Years Ended December 31            9/30/98               (8.16%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                        Past One Past Five
                                                          Year     Years
                                                        -------- ---------
                             Asset Allocation Account     9.18%   13.23%*


                             S&P 500 Stock Index         28.58    24.06
                             Lipper Flexible Portfolio
                               Fund Average              14.16    14.54
                           -----------------------------------------------------
                              * Period from June 1, 1994, date first offered
                                to the public, through December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.80%    $91     $284    $493    $1,096
Other Expenses........................  0.09%
                                        -----
    Total Account Operating Expenses    0.89%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since May 1994                 Co-Manager, Francine J. Bovich, Managing
     (Account's inception)          Director of Morgan Stanley Dean Witter
                                    Investment Management Inc. and Morgan
                                    Stanley & Co. Incorporated since 1997.
                                    Principal 1993-1996.

     Since October 1998             Co-Manager, Philip W. Friedman, Managing
                                    Director of Morgan Stanley & Co.
                                    Incorporated and Morgan Stanley Dean Witter
                                    Investment Management Inc. since 1997.
                                    Director of Research, Morgan Stanley Dean
                                    Witter & Co. since 1995. Prior thereto,
                                    Assistant to the Controller and Chief
                                    Financial Officer, Arthur Andersen &
                                    Company.

     Since April 1996               Co-Manager, Stephen C. Sexauer, Principal of
                                    Morgan Stanley Dean Witter Investment
                                    Management Inc. and Morgan Stanley & Co.
                                    Incorporated since 1989.



GROWTH-ORIENTED ACCOUNT

Balanced Account


The Balanced Account seeks to generate a total return consisting of current income and capital appreciation. It invests primarily in common stocks and fixed income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.


The Account generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) may also be purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

The Balanced Account is generally a suitable investment for investors seeking long-term growth but who are uncomfortable accepting the risks of investing entirely in common stocks. However, as with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------         quarterly total returns
      1989  11.56%    1994  -2.09%                for the last 10 years
      1990  -6.43%    1995  24.58%           -----------------------------------
      1991  34.36%    1996  13.13%            Quarter Ended            Return
      1992  12.80%    1997  17.93%          -----------------------------------
      1993  11.06%    1998  11.91%                3/31/91               12.62%
      Calendar Years Ended December 31            9/30/90              (11.70%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years     Years
                                                     -------- --------- --------
                             Balanced Account         11.91%   12.74%     12.33%

                             S&P 500 Stock Index      28.58    24.06      19.21
                             Lehman Brothers
                               Government/Corporate
                               Bond Index              9.47     7.30       9.33
                             Lipper Balanced Fund
                               Average                13.48    13.93      13.04
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.57%    $60     $189     $329    $738
Other Expenses........................  0.02%
                                        -----
  Total Account Operating Expenses      0.59%
--------------------------------------------------------------------------------

Day-to-day Account management:
    Since April 1993               Co-Manager, Judith A. Vogel, CFA. Portfolio
                                   Manager of Invista Capital Management, LLC since 1987.

     Since October 1998            Co-Manager, Douglas D. Herold, CFA.
                                   Portfolio Manager of Invista Capital
                                   Management, LLC since 1996. Prior thereto,
                                   Securities Analyst from 1993-1996.

     Since December 1997           Co-Manager, Martin J. Schafer, Portfolio
                                   Manager of Invista Capital Management, LLC since 1992.



INCOME-ORIENTED ACCOUNT

Bond Account


The Bond Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. It invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.


Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.


The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

The Bond Account is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------             quarterly total returns
 1989  13.86%  1995  22.17%                        for the last 10 years
 1990   5.22%  1996   2.36%             ----------------------------------------
 1991  16.72%  1997  10.60%                 Quarter Ended           Return
 1992   9.38%  1998   7.69%             ----------------------------------------
 1993  11.67%                                  6/30/89               8.76%
 1994  -2.90%                                  9/30/96              (3.24%)
                                        ----------------------------------------
Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year     Years    Years
                                                     -------- --------- --------
                                     Bond Account       7.69%    7.66%    9.46%


                                     Lehman Brothers
                                       BAA Corporate
                                       Index            6.96     7.34     9.25
                                     Lipper Corporate
                                       Debt BBB Rated
                                       Fund Average     6.25     7.00     9.19
                                   ---------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%    $52    $164      $285    $640
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.51%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, the average ratings of the Account's assets based on markte value at each mont-end, were as follows (all ratings are by Moody's):

                                            2.08% in securities  rated Aaa
                                            2.78% in securities rated Aa
                                            24.00% in securities rated A
                                            64.55% in securities rated Baa
                                            6.59% in securities rated Ba

Day-to-day Account management:
    Since November 1996   Scott A. Bennett, CFA. Assistant Director - Securities
                          Investment of Principal Capital Management LLC since
                          1996. Prior thereto, Investment Manager.



GROWTH-ORIENTED ACCOUNT

Capital Value Account


The Capital Value Account seeks to provide long-term capital appreciation and secondarily growth of investment income. It invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.


The Capital Value Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.



Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------          quarterly total returns
       1989  16.18%   1994   0.49%                  for the last 10 years
       1990  -9.86%   1995  31.91%           -----------------------------------
       1991  38.67%   1996  23.50%             Quarter Ended            Return
       1992   9.52%   1997  28.53%           -----------------------------------
       1993   7.79%   1998  13.58%              3/31/91               17.85%
      Calendar Years Ended December 31          9/30/90              (17.01%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            Capital Value Account      13.58%   19.03%   15.15%


                            S&P 500 Stock Index        28.58    24.06    19.21
                            Lipper Growth and Income
                              Fund Average             15.61    18.53    15.76
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.43%    $45     $141    $246     $555
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.44%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since November 1996     Catherine A. Zaharis, CFA. Portfolio Manager of
                            Invista Capital Management, LLC since 1987.



INCOME -ORIENTED ACCOUNT

Government Securities Account


The Government Securities Account seeks a high level of current income, liquidity and safety of principal. It invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the account may invest in money market investments.

Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short term investments yielding lower current income rather than investing in higher yielding longer term securities.


GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

The Account invests in modified pass-through GNMA Certificates. Owners of Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S.
Government.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.

The Government Securities Income Account is generally a suitable investment for investors who want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth. Such investors prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.


Account Performance Information


      -----------------------------      ---------------------------------------
          Annual Total Returns                       Highest & lowest
      -----------------------------               quarterly total returns
        1989  15.59%  1994  -4.53%                  for the last 10 years
        1990   9.54%  1995  19.07%       ---------------------------------------
        1991  16.95%  1996   3.35%         Quarter Ended       Quarterly Return
        1992   6.84%  1997  10.39%       ---------------------------------------
        1993  10.07%  1998   8.27%            6/30/89               8.92%
                                              3/31/94              (3.94%)
                                         ---------------------------------------
     Calendar Years Ending December 31
                                ------------------------------------------------
                                           Average annual total returns
                                     for the period ending December 31, 1998
                                ------------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year    Years    Years
                                                     -------- --------- --------
                                  Government Securities
                                    Account             8.27%   7.02%      9.35%

                                  Lehman Brothers
                                    Mortgage Index      6.96    7.23       9.13
                                  Lipper U.S. Mortgage
                                    Fund Average        6.08    5.98       8.04
                                ------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
       Account Operating Expenses                          Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%   $51     $160    $280      $628
Other Expenses........................  0.01%
                                        -----
     Total Account Operating Expenses   0.50%
--------------------------------------------------------------------------------


Day-to-day Account Management:
     Since May 1985         Martin J. Schafer, CFA. Portfolio Manager of Invista
     (Account's inception)  Capital Management, LLC since 1992.



GROWTH-ORIENTED ACCOUNT


Growth Account

The Growth Account primarily invests in common stocks. It may also invest in other equity securities. In seeking the Account's objective of capital growth, the Sub-Advisor, Invista, uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Stock selection. Invista then purchases securities of issuers that appear to have high growth potential. Common stocks selected for the Account may include securities of companies that:
     o have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500, or
     o   offer new products or new services.

These securities present greater opportunities for capital growth because of high potential earnings growth, but may also involve greater risk than securities that do not have the same potential. The companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may change in value more than those of larger, more established companies.


The Growth Account is generally a suitable investment for investors who want long-term growth. Additionally, the investor must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth. As the value of the stocks owned by the Account changes, the Account share price changes. In the short term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1995  25.62%                                for the last 5 years
      1996  12.51%                      ----------------------------------------
      1997  26.96%                          Quarter Ended           Return
      1998  21.36%                      ----------------------------------------
                                              12/31/98               21.35%
                                               9/30/98              (14.63%)
                                        ----------------------------------------
     Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                    Growth Account             21.36%   19.48%*

                                    S&P 500 Stock Index        28.58    24.06
                                    Lipper Growth Fund Average 22.86    19.03
                                   ---------------------------------------------
                                      * Period from May  1, 1994, date first
                                        offered to  the public, through
                                        December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.47%    $49     $154    $269     $604
Other Expenses........................  0.01%
                                        -----
    Total Account Operating Expenses    0.48%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since August 1987       Michael R. Hamilton, Portfolio Manager of Invista
    (Account's inception)   Capital Management, LLC since 1987.



GROWTH-ORIENTED ACCOUNT

International Account


The International Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The International Account is generally a suitable investment for investors who seek long-term growth and who want to invest in non-U.S. companies. This Account is not an appropriate investment for investors who are seeking either preservation of capital or high current income. Suitable investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1995   14.17%                                for the last 5 years
      1996   25.09%                     ----------------------------------------
      1997   12.24%                          Quarter Ended           Return
      1998    9.98%                     ----------------------------------------
                                              12/31/98              16.60%
                                              9/30/98              (17.11%)
                                        ----------------------------------------
  Calendar Years Ended December 31
                                  ----------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1989
                                  ----------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                   International Account        9.98%   12.09%*

                                   Morgan Stanley Capital
                                   International EAFE
                                     (Europe, Australia and
                                     Far East) Index           20.00     9.19
                                   Lipper International Fund
                                     Average                   13.02     7.87
                                  ----------------------------------------------
                                       * Period from May  1, 1994, date first
                                         offered to  the public, through
                                         December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.73%     $79     $246    $428     $954
Other Expenses........................ 0.04%
                                       -----
    Total Account Operating Expenses   0.77%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1994    Scott D. Opsal, CFA.  Executive Vice President and
                         Chief Investment Officer of Invista Capital Management,
                         LLC since 1997. Vice President, 1986-1997.



GROWTH-ORIENTED ACCOUNT


International SmallCap Account


The International SmallCap Account seeks long-term growth of capital. It invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies having market capitalizations of $1 billion or less.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


The Account diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to have at least 65% of its assets invested in securities of companies of at least three countries.


This Account is not an appropriate investment for investors seeking either preservation of capital or high current income. Investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The International SmallCap Account is generally a suitable investment for investors seeking long-term growth who want to invest a portion of their assets in smaller, non-U.S. companies. As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


------------------------------------------  ------------------------------------
        Average annual total return                  Highest & lowest
  for the period ending December 31, 1998        quarterly total returns
------------------------------------------      for the last 3 quarters
                                 Past One   ------------------------------------
                                   Year        Quarter Ended           Return
                                 --------   ------------------------------------
                                                  12/31/98              13.68%
  International SmallCap Account (10.37)%*        9/30/98              (19.31%)
                                            ------------------------------------
  Morgan Stanley Capital
    International EAFE (Europe,
    Australia and Far East Index  20.00
  Lipper International SmallCap
    Fund Average                  13.02
 -----------------------------------------
  * Period from May 1, 1998, date first
    offered to the public, through
    December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.21%    $136     $425    $734    $1,613
Other Expenses........................ 0.13%
                                       -----
    Total Account Operating Expenses   1.34%
--------------------------------------------------------------------------------

Day-to-day Account management:
     Since April 1998       Darren K. Sleister, Portfolio Manager of Invista
     (Account's inception)  Capital Management, LLC since 1995. Prior thereto,
                            Securities Analyst.



GROWTH-ORIENTED ACCOUNT

MicroCap Account


The MicroCap Account seeks to achieve long-term growth of capital. Under normal market conditions, it invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million or less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is two to three years.


The Account invests in companies that the Sub-Advisor, Goldman, believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. Goldman invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which is expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that Goldman believes have significant growth potential. Goldman believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The Account may invest up to 35% of its total assets in equity securities of companies with market capitalizations of more than $700 million at the time of the investment and in fixed income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its total assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies. Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The MicroCap Account is generally a suitable investment for investors who want longer-term growth of capital. Additionally, the investor must be willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information

-----------------------------------------  ------------------------------------
        Average annual total return                 Highest & lowest
 for the period ending December 31, 1998       quarterly total returns
-----------------------------------------       for the last 3 quarters
                               Past One    ------------------------------------
                                 Year         Quarter Ended           Return
                               --------    ------------------------------------
   MicroCap Account            (18.42%)*        12/31/98              15.11%
                                                 9/30/98             (26.11%)
   Russell 2000 Index           (2.55)     ------------------------------------
   Lipper Micro-Cap Fund
     Average                     1.36
-----------------------------------------
   * Period from May 1, 1998, date first
     offered to the public, through
     December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.00%    $140     $437    $755    $1,657
Other Expenses........................ 0.38%
                                       -----
   Total Account Operating Expenses    1.38%*
--------------------------------------------------------------------------------
* Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 1999.

Day-to-day Account management:
Since April 1998                    Co-Manager, Paul D. Farrell, Vice President
     (Account's inception)          of Goldman since 1991.

     Since April 1998               Co-Manager, Matthew B. McLennan, Associate
     (Account's inception)          of Goldman since 1995. Prior thereto,
                                    Queensland Investment Corporation in
                                    Australia.

     Since April 1998               Co-Manager, Eileen A. Aptman, Vice President
     (Account's inception)          of Goldman since 1993.



GROWTH-ORIENTED ACCOUNT

MidCap Account


The MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The MidCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. It is designed for long-term investors for a portion of their investments and is not designed for investors seeking income or conservation of capital.



Account Performance Information


     ----------------------------------     -----------------------------------
              Annual Total Returns                     Highest & lowest
     ----------------------------------            quarterly total returns
       1989  21.84%   1994   0.78%                 for the last 10 years
       1990 -12.50%   1995  29.01%           -----------------------------------
       1991  53.50%   1996  21.11%            Quarter Ended            Return
       1992  14.94%   1997  22.75%           -----------------------------------
       1993  19.28%   1998   3.69%             3/31/91               25.86%
      Calendar Years Ended December 31         9/30/90              (26.61%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            MidCap Account               3.69%   14.92%   16.22%


                            S&P 500 Stock Index         28.58    24.06    19.21
                            Lipper Mid-Cap Fund Average 12.16    15.18    15.83
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.61%   $63     $199     $346     $774
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.62%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since December 1987   Michael R. Hamilton, Portfolio Manager of Invista
     (Account's inception) Capital Management, LLC since 1987.



GROWTH-ORIENTED ACCOUNT

MidCap Growth Account


The MidCap Growth Account seeks long-term growth of capital. It invests primarily in common stocks of medium capitalization companies, generally firms with a market value between $1 billion and $10 billion. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
o    are in fast growing industries;
o    offer superior earnings growth potential, and
o    are characterized by strong balance sheets and high returns on equity.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.


Common stocks are selected for the Account so that in the aggregate, the investment characteristics and risk profile of the Account are similar to the Standard & Poor's MidCap 400 Index (S&P MidCap). While it may maintain investment characteristics similar to the S&P MidCap, the Account seeks to invest in companies that in the aggregate will provide a higher total return than the S&P MidCap. The Account is not an index fund and does not limit its investments to the securities of issuers in the S&P MidCap.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the S&P MidCap, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.


The MidCap Growth Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Account is designed for long term investors for a portion of their investments and not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.







"Standard & Poor's MidCap 400 Index" is a trademark of Standard & Poor's Corporation (S&P). S&P is not affiliated with Principal Life Insurance Company or with the Fund.


Account Performance Information

------------------------------------------  ------------------------------------
        Average annual total return                  Highest & lowest
  for the period ending December 31, 1998        quarterly total returns
------------------------------------------       for the last 3 quarters
                               Past One     -----------------------------------
                                 Year          Quarter Ended           Return
                               --------     ------------------------------------
    MidCap Growth Account       (3.40%)*         12/31/98               22.31%
                                                  9/30/98              (16.95%)
    S&P 400 MidCap Index        19.12       ------------------------------------
    Lipper MidCap Fund
      Average                   12.16
 -----------------------------------------
    * Period from May 1, 1998, date first
      offered to the public, through
      December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.90%   $129     $403    $697    $1,534
Other Expenses........................  0.37%
                                        -----
    Total Account Operating Expenses    1.27%*
--------------------------------------------------------------------------------
*Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.96% for 1999.

Day-to-day Account management:
     Since April 1998       John O'Toole, CFA. Portfolio Manager of The Dreyfus
     (Account's inception)  Corporation and Senior Vice President of Mellon
                            Equity Associates LLP (an affiliate of The Dreyfus
                            Corporation) since 1990.


Money Market Account


The Money Market Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity. It invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks.


The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Accounts shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

An investment in the Account is not insured or guaranteed by the FDIC or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account.

The Money Market Account is generally a suitable investment for investors seeking monthly dividends to produce income without incurring much principal risk or for investor's short-term needs.


Account Performance Information


Annual Total Returns

1989    8.98%  1994    3.76%
1990    8.01%  1995    5.59%
1991    5.92%  1996    5.07%
1992    3.48%  1997    5.04%
1993    2.69%  1998    5.20%

       The bar chart shown above provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.50%    $53    $167     $291     $653
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.52%
--------------------------------------------------------------------------------



GROWTH-ORIENTED ACCOUNT


Real Estate Account


The Real Estate Account seeks to generate a high total return. It invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Account focuses on equity REITs. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.


Securities of real estate companies are subject to securities market risks similar those of direct ownership of real estate. These include:
     o declines in the value of real estate o risks related to general and local economic conditions
     o   dependency on management skills
     o   heavy cash flow dependency
     o   possible lack of available mortgage funds
     o   overbuilding
     o   extended vacancies in properties
     o   increases in property taxes and operating expenses
     o   changes in zoning laws
     o   expenses incurred in the cleanup of environmental problems
     o   casualty or condemnation losses
     o   changes in interest rates


In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and
o    could fail to qualify for tax-free pass through of income under the Code.


Because of these factors, the values of the securities held by the Account, and in turn the net asset value of the shares of the Account, change on a daily basis. In addition, the prices of the equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.


The Real Estate Account is generally a suitable investment for investors seeking long-term growth, who want to invest in companies engaged in the real estate industry and who are willing to accept fluctuations in the value of their investment.


Account Performance Information


------------------------------------------  ------------------------------------
        Average annual total return                  Highest & lowest
 for the period ending December 31, 1998        quarterly total returns
------------------------------------------        for the last 3 quarters
                               Past One     ------------------------------------
                                 Year          Quarter Ended           Return
                               --------     ------------------------------------
    Real Estate Account         (6.56%)*         12/31/98               0.35%
                                                  9/30/98              (7.72%)
                                            ------------------------------------
    Morgan Stanley REIT Index  (16.90)
    Lipper Real Estate
      Fund Average             (15.46)
 -----------------------------------------
    * Period from May 1, 1998, date first
      offered to the public, through
      December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.90%    $102     $318    $552    $1,225
Other Expenses........................ 0.10%
                                       -----
    Total Account Operating Expenses   1.00%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1998       Kelly D. Rush, Assistant Director of Commercial Real
     (Account's inception)  Estate, Principal Capital Management LLC since 1996.
                            Prior thereto, Senior Administrator, Investment -
                            Commercial Real Estate.



GROWTH-ORIENTED ACCOUNT


SmallCap Account


The SmallCap Account seeks long-term growth of capital. It invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations of $1 billion or less.


In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forwarding looking rates of return.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The SmallCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


Account Performance Information


-------------------------------------------  -----------------------------------
        Average annual total returns                    Highest & lowest
  for the period ending December 31, 1998          quarterly total returns
-------------------------------------------         for the last 3 quarters
                                  Past One   -----------------------------------
                                     Year      Quarter Ended           Return
                                  --------   -----------------------------------
       SmallCap Account            (20.51%)*      12/31/98             21.10%
                                                   9/30/98            (24.33%)
                                             -----------------------------------
       S&P 600 Index                (1.31)
       Lipper SmallCap Fund Average (0.33)
     --------------------------------------
       *Period from May 1, 1998, date first
        offered to the public, through
        December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.85%    $100     $312    $542    $1,201
Other Expenses........................ 0.13%
                                       -----
   Total Account Operating Expenses    0.98%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1998               Co-Manager, Mark T. Williams, Portfolio
     (Account's inception)          Manager of Invista Capital Management, LLC
                                    since 1991.

     Since April 1998               Co-Manager, John F. McClain, Portfolio
     (Account's inception)          Manager of Invista Capital Management, LLC
                                    since 1995. Investment Officer, 1992-1995.



GROWTH-ORIENTED ACCOUNT


SmallCap Growth Account


The SmallCap Growth Account seeks long-term growth of capital. It invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1 billion. Growth companies are generally those with sales and earnings growth that is expected to exceed the growth rate of corporate profits of the S&P 500. Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small growth companies. The balance of the Account may include equity securities of companies with market capitalizations in excess of $1 billion, foreign securities, corporate fixed-income securities, government securities and short term investments. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In selecting securities for investment, the Sub-Advisor, Berger, places primary emphasis on companies which it believes have favorable growth prospects. Berger seeks to identify small growth companies that either:
o    occupy a dominant position in an emerging industry, or
o    have a growing market share in larger, fragmented industries.
While these companies may present above average risk, Berger believes that they may have the potential to achieve long-term earnings growth substantially above the earnings growth of other companies.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The SmallCap Growth Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.



Account Performance Information


-------------------------------------------  -----------------------------------
        Average annual total return                   Highest & lowest
 for the period ending December 31, 1998         quarterly total returns
-------------------------------------------      for the last 3 quarters
                               Past One      -----------------------------------
                                 Year          Quarter Ended           Return
                               --------      -----------------------------------
 SmallCap Growth Account         2.96%*          12/31/98               27.53%
                                                  9/30/98              (18.94%)
 Russell 2000 Growth Index       1.23        -----------------------------------
 Lipper SmallCap Fund Average   (0.33)
-------------------------------------------
 * Period from May 1, 1998, date first
   offered to the public, through
   December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.01%    $133     $415    $718    $1,579
Other Expenses........................ 0.30%
                                       -----
    Total Account Operating Expenses   1.31%*
--------------------------------------------------------------------------------
*Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 1999.

Day-to-day Account management:
    Since November 1998   Amy K. Selner, Vice President and portfolio manager of
                          Berger Associates, Inc. since 1997. Senior Research
                          Analyst, 1996-1997. Prior thereto, Assistant Portfolio
                          Manager and Research Analyst with INVESCO Trust
                          Company, 1991-1996.



GROWTH-ORIENTED ACCOUNT

SmallCap Value Account


The SmallCap Value Account seeks long-term growth of capital. It invests primarily in a diversified group of equity securities of small U.S. companies with a market capitalization of less than $1 billion at the time of the initial purchase. Under normal market conditions, the Account invests at least 65% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios.


The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000(R) Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


The Account intends to manage its investments actively to accomplish its investment objective. Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may however take advantage of short-term trading opportunities that are consistent with its objective. To the extent that the Account engages in short-term trading, it may have increased transactions costs.

As with any security, the securities in which the Account invests have associated risks. These include risks of:
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
o Unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The SmallCap Value Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept volatile fluctuations in the value of their investment. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


-------------------------------------------  -----------------------------------
        Average annual total returns                   Highest & lowest
  for the period ending December 31, 1998          quarterly total returns
-------------------------------------------        for the last 3 quarters
                               Past One      -----------------------------------
                                 Year          Quarter Ended           Return
                               ---------     -----------------------------------
  SmallCap Value Account       (15.06%)*         12/31/98              11.37%
                                                  9/30/98             (19.14%)
  Russell 2000 Value Index      (6.45)       -----------------------------------
  Lipper SmallCap Fund Average  (0.33)
-------------------------------------------
  * Period from May  1, 1998, date first
    offered to  the public, through
    December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  1.10%   $159    $493     $850    $1,856
Other Expenses........................  0.46%
                                        -----
   Total Account Operating Expenses     1.56%*
--------------------------------------------------------------------------------
*Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.16% for 1999.

Day-to-day Account management:
     Since April 1998               Co-Manager, Stephen Rich, Vice President of
     (Account's inception)          J.P. Morgan Investment Management, Inc.
                                    since 1997. Prior thereto, held positions in J.P. Morgan's structured equity and balanced/equity groups.

     Since April 1998               Co-Manager, Denise Higgins, Vice President
     (Account's inception)          of J.P. Morgan Investment Management, Inc.
                                    since 1998. Balanced and equity portfolio manager at J.P. Morgan Investment
                                    Management, Inc., 1994-1998. Prior thereto, portfolio manager at Lord Abbett & Company.



GROWTH-ORIENTED ACCOUNT

Stock Index 500 Account


The Stock Index 500 Account seeks long-term growth of capital. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the S&P 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.


The Account is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is effected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Account will go up and down, which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The Account uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.


The Stock Index 500 Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.










* Standard & Poor's Corporation is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC, or with Principal Life Insurance Company.


Account Performance Information

       The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.35%     $77     $239     N/A      N/A
Other Expenses........................ 0.40%
                                       -----
   Total Account Operating Expenses    0.75%*

--------------------------------------------------------------------------------
*Estimated (Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% for 1999.)

Day-to-day Account management:
    Since April 1999        Dean Roth, Portfolio Manager of Invista Capital
    (Account's inception)   Management, LLC since 1993.



GROWTH-ORIENTED ACCOUNT


Utilities Account


The Utilities Account seeks to provide current income and long-term growth of income and capital. It invests in securities issued by companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy, and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).


The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
o    changes in interest rates,
o    prevailing market conditions, and
o    general economic and financial conditions.

The Account invests in fixed income securities, which at the time of purchase, are
o    rated in one of the top four categories by S&P or Moody's, or
o    if not rated, in the Manager's opinion are of comparable quality.

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increase in costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bonds rise when interest rates fall and fall when interest rates rise. Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The Utilities Account is generally a suitable investment for investors seeking quarterly dividends for income or to be reinvested for growth. Suitable investors are those who want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of their investment. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


----------------------------------------   ------------------------------------
      Average annual total returns                   Highest & lowest
 for the period ending December 31, 1998         quarterly total returns
----------------------------------------         for the last 3 quarters
                                Past One   ------------------------------------
                                  Year      Quarter Ended             Return
                                --------   ------------------------------------
  Utilities Account              15.36%*      12/31/98               10.65%
                                               9/30/98                3.83%
  S&P 500 Stock Index            28.58     ------------------------------------
  Lipper Utilities Fund Average  18.30
----------------------------------------
  * Period from May  1, 1998, date first
    offered to  the public, through
    December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
         Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.60%   $70     $221     $384     $859
Other Expenses........................  0.09%
                                        -----
      Total Account Operating Expenses  0.69%
--------------------------------------------------------------------------------



Day-to-day Account management:
   Since April 1998       Catherine Zaharis, CFA. Portfolio Manager of Invista
   (Account's inception)  Capital Management, LLC since 1987.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Accounts that focus their investments in equity securities include: Aggressive Growth, Capital Value, Growth, International, International SmallCap, MicroCap, MidCap, MidCap Value, SmallCap, SmallCap Growth, SmallCap Value, Stock Index 500 and Utilities. The Asset Allocation and Balanced Accounts invest in a mix of equity and fixed income securities.

Fixed income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.


Accounts that focus their investments in fixed income securities include the Bond and Government Securities Accounts.


Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts,  except the Capital Value and Money Market  Accounts,  may
lend  its  portfolio   securities  to  unaffiliated   broker-dealers  and  other
unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For the International and International SmallCap Accounts, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange and Chicago Board Options Exchange.

Risks of High Yield Securities
The Asset Allocation, Balanced, and Bond Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Accounts (except Capital Value and Money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o    Asset Allocation, International and International SmallCap Accounts - 100%;
o    Aggressive  Growth,  MicroCap,  Real Estate and SmallCap  Growth Accounts -
     25%;
o    Bond, Capital Value, SmallCap and Utilities Accounts - 20%.
o Balanced, Growth, MidCap, MidCap Growth, SmallCap Value and Stock Index 500 Accounts - 10%.
o The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.


Securities of Smaller Companies
The Asset Allocation, International SmallCap, MicroCap, MidCap, MidCap Growth, SmallCap, SmallCap Growth and SmallCap Value Accounts invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Growth-Oriented Accounts, the Bond and Limited Term Bond Accounts, may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES

Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When the Fund receives orders to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.

For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation, and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of March 31, 1999, the Funds it managed had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The  Manager  has  signed  contracts  with  various   Sub-Advisors.   Under  the
Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account.
For these services, each Sub-Advisor is paid a fee by the Manager.


         Accounts: Aggressive Growth and Asset Allocation
         Sub-Advisor: Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 1998, Morgan Stanley managed investments totaling approximately $163.4 billion as named fiduciary or fiduciary adviser. On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


         Accounts: Balanced, Capital Value, Government Securities, Growth, International, International SmallCap, MidCap, SmallCap, Stock Index 500, and Utilities
         Sub-Advisor:   Invista  Capital  Management,  LLC
         ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


         Account: MicroCap
         Sub-Advisor: Goldman Sachs Assets Management ("Goldman"), One New York Plaza, New York, NY 10004, is a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs provides a wide range of fully discretionary investment advisory services for quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money market mutual funds. As of December 31, 1998, Goldman, together with its affiliates, managed assets in excess of $195 billion.

         Account: MidCap Growth
         Sub-Advisor: The Dreyfus Corporation, located at 200 Park Avenue, New York, NY 10166, was formed in 1947. The Dreyfus Corporation is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Bank Corporation (Mellon). As of December 31, 1998, The Dreyfus Corporation managed or administered approximately $118.5 billion in assets for approximately 1.7 million investor accounts nationwide.

         Account: SmallCap Growth
          Sub-Advisor: Berger Associates. Berger's address is 210 University Boulevard, Suite 900, Denver, CO 80206. It serves as investment
          advisor,  sub-advisor,   administrator  or  sub-administrator  to
          mutual  funds  and  institutional  investors.  Berger is a wholly
          owned  subsidiary  of  Kansas  City  Southern  Industries,   Inc.
          ("KCSI").   KCSI  is  a  publicly  traded  holding  company  with
          principal   operations  in  rail   transportation,   through  its
          subsidiary  the  Kansas  City  Southern  Railway   Company,   and
          financial asset  management  businesses.  Assets under management for  Berger  as of  December  31,  1998 were  approximately  $3.4 billion.


         Account: SmallCap Value
          Sub-Advisor: J.P. Morgan Investment Management, Inc. Morgan, with principal offices at 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated (J.P. Morgan) a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment  advisor to individual  and  institutional
          clients.   As  of  December  31,  1998,   J.P.   Morgan  and  its
          subsidiaries had total combined assets under management of approximately $300 billion.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1998 was:


                      Management           Other              Total Operating
    Account            Fees              Expenses               Expenses

 Aggressive Growth      0.77%              0.01%                 0.78%
 Asset Allocation       0.80               0.09                  0.89
 Balanced               0.57               0.02                  0.59
 Bond                   0.49               0.02                  0.51
 Capital Value          0.43               0.01                  0.44
 Government Securities  0.49               0.01                  0.50
 Growth                 0.47               0.01                  0.48
 International          0.73               0.04                  0.77
 International SmallCap 1.21               0.13                  0.34
 MicroCap               1.00               0.38                  1.38
 MidCap                 0.61               0.01                  0.62
 MidCap Growth          0.90               0.37                  1.27
 Money Market           0.50               0.02                  0.52
 Real Estate            0.90               0.10                  1.00
 SmallCap               0.85               0.13                  0.98
 SmallCap Growth        1.01               0.30                  1.31
 SmallCap Value         1.10               0.46                  1.56
 Utilities              0.60               0.09                  0.69

The Fund and the Manager, under an order received from the SEC, are able to change Sub-Advisors or the fees paid to a Sub-Advisor, without the expense and delay of a shareholder meeting. However, the order will not be relied upon by an Account until the Fund receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners. (Before the International SmallCap, MicroCap, MidCap Growth, Real Estate, SmallCap Growth, SmallCap Value, Stock Index 500 and Utilities Accounts were available to contract owners, the initial shareholder of each of those Accounts approved their operation in the manner described in the order.)
The order does not permit the Manager, without shareholder approval, to:
o    appoint a  Sub-Advisor  that is an  affiliate  of the  Manager  or the Fund
     (other than by reason of serving as a Sub-Advisor to an Account) (an "affiliated Sub-Advisor"), or
o    change a subadvisory fee of an affiliated Sub-Advisor.


MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1998. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average Annual Total Return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Accounts

Aggressive Growth Account
(Philip W. Friedman, Margaret K. Johnson and William S. Auslander)

-----------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year    Since Inception Date 6/1/94   10 Year

18.95%            26.61%                  --
-----------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Aggressive Growth Account, Lipper Growth Fund Average and S&P 500 Stock Index


                                         Standard & Poor's
                            Aggressive         500            Lipper
                              Growth           Stock        Growth Fund
Year Ended December 31,       Account          Index         Average
-----------------------       -------          -----         -------
                               10,000          10,000         10,000
            1994               10,259          10,230         10,055
            1995               14,793          14,069         13,151
            1996               18,942          17,297         15,681
            1997               24,788          23,066         19,649
            1998               29,486          29,657         24,140

Note: Past performance is not predictive of future performance.


Since it first became available on June 1, 1994, the Aggressive Growth Account has generated an annualized total return of 26.61% versus 26.76% for the S&P 500 and 19.03% for the Lipper Growth Fund Average. In 1998 the Account returned 18.95% versus 28.58% for the S&P 500 and 22.86% for the Lipper Growth Fund Average.

While 1998 was a disappointing year for the portfolio, the managers were encouraged by the fourth quarter return. For the fourth quarter the portfolio rose 22.68% versus 21.30% for the S&P 500 and 22.61% for the Lipper Growth Fund Average. The early part of the quarter was spent reducing cyclical and medium capitalization exposure and adding to larger capitalization technology and health care holdings. This strategy laid the foundation for the performance in the quarter and positions the Account well for 1999.

But one quarter does not a year make and the return for calendar year 1998 was clearly disappointing relative to previous periods of outperformance. While some of the large positions performed well in 1998 (notably United Technologies, America Online, Microsoft and Cisco) these gains were not enough to offset the disappointing performance of positions such as Cendant and Continental Airlines, earlier in the year.

From a macro-perspective, 1998 was certainly a year to be invested in a select number of large capitalization growth names. For the full year, while the S&P capitalization weighted index climbed 28.7%, the S&P equal weighted index rose only 12.8%. Breadth increased somewhat in the fourth quarter, when the S&P 500 capitalization weighted index returned 21.3% and the S&P 500 equal weighted index gained 17.4%.

Looking out into 1999, against a backdrop of continued low inflation, more modest GDP growth and ongoing fears of emerging markets slowdowns (Latin American taking over for Asia in 1999) it is easy to imagine the U.S. stock market continuing to favor some of the same high growth, mega-cap companies which performed so well in 1998. Clearly, the U.S. is not pumping on all cylinders and some U.S. based companies with global exposure are somewhat precariously positioned. The managers view this as a "glass half full" opportunity. A number of the growth companies currently invested in either have minimal exposure to weak international markets, or have demonstrated an ability to withstand these pressures. The account managers believe this will be a continued period of outperformance by high quality growth companies that can continue to meet or beat expectations.

Asset Allocation Account
(Francine J. Bovich, Philip W. Friedman and Stephan C. Sexauer)

------------------------------------------------------
              Total Returns *
          As of December 31, 1998
 1 Year    Since Inception Date 6/1/94        10 Year
 9.18%              13.23%                     --
------------------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Asset Allocation Account, Lipper Flexible Portfolio Fund Average and S&P 500 Stock Index

                                Asset            Lipper             Standard &
                              Allocation    Flexible Portfolio      Poor's 500
Year Ended December 31,         Account       Fund Average          Stock Index
----------------------          -------       ------------          -----------
                                10,000          10,000               10,000
             1994                10052           10230                10008
             1995                12128           14069                12518.01
             1996                13696           17297                14220.46
             1997                16187           23066                16878.26
             1998                17673           29657                19268

Note:  Past performance is not predictive of future performance.


Major global market indexes finished 1998 with strong gains, overcoming a volatile and, at times, precarious market environment. The S&P 500 Index extended its bull market run into a fourth year, rising 28.6% in 1998. Foreign stocks also performed well, with MSCI EAFE rising 20%, led by European markets' euphoria over monetary union. Although bond returns were much less impressive, the asset class showed strong and steady gains. The Lehman Aggregate Index rose 8.7% for the year.

Despite the strong numbers produced by major market indexes, capital market strength was not experienced broadly or equally. Although EAFE posted strong gains, most of the positive news came only from Europe, as the Pacific markets performed poorly. Japan returned 5.0% while the MSCI Pacific ex-Japan Index returned -5.5%. Value stocks and smaller capitalization stocks in the U.S. and in Europe grossly underperformed growth stocks and large cap stocks. In the U.S., the Russell 2500 Index (a mid and small cap index) rose a mere 0.4% for the year, while in Europe, the MSCI Europe Small Cap Index rose 1.0% compared to MSCI Europe's rise of 28.5%. Even within U.S. fixed income, performance was very disparate between sectors, with Treasuries (+10%) outperforming corporate bonds (+8.6%), mortgages (+6.8%) and high yield debt (+3.6%). Emerging equity markets experienced another disappointing year, down 25.3%.

The investment environment in 1998 vacillated between periods of extreme optimism and extreme pessimism. The first half of the year was marked primarily by optimism, as markets bounced from the lows of the Asian financial crisis at the end of 1997. Economic growth in the U.S. and Europe remained resilient, and inflation was almost non-existent. European and U.S. stock markets soared to new highs through mid-July, driven by strong economic undertones, liquidity, and investor optimism. However, the second half of 1998 has proven to be a much more challenging and highly volatile period. Markets came under severe pressure, amidst a deepening of the Russian financial crisis, lower earnings expectations, and the failure of Long Term Capital, a large U.S. based hedge fund. European and U.S. equity markets fell as much as 20% before stabilizing at the end of September, and credit spreads widened dramatically, as investors sought refuge in safe-haven Treasuries.

The tide turned in early October, after two preemptive easings by the Federal Reserve, including a surprise action in between official Fed meetings. The ensuing global easing by central banks in Europe and Asia in a concerted effort to inject liquidity into markets and defend the world economy against deflationary forces helped lift equity markets strongly off their lows. By the end of the fourth quarter, all developed markets had shown tremendous gains, led by the Asia-Pacific (non-Japan) region, which benefited most from the easing. Many markets finished the year near their highs, as liquidity and optimism returned to the financial environment.

Throughout the year, the Account maintained a diversified investment strategy. At the end of 1998, the Account was invested 37% domestic stocks, 18%
international stocks, 39% domestic bonds, 3% real estate investment trusts ("REITs"), and 3% short-term investments. The Account enjoyed positive returns for the year of 9.2%, but failed to outperform the Lipper Flexible Portfolio Fund Average gain of 14.2%.

On balance, the account manager's asset allocation decision to overweight equities relative to fixed income throughout the year was positive, as equities outperformed fixed income. Security selection within U.S. large cap equities was the major source of underperformance. The portfolio's orientation toward value-based, mid- and large-cap securities failed to be rewarded in the marketplace, as risk-averse investors sought the safety and liquidity of mega-cap companies.

Balanced Account
(Judith A. Vogel, Douglas D. Herold and Martin J. Schafer)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
 1 Year             5 Year           10 Year
 11.91%             12.74%            12.33%
--------------------------------------------

                                                                       Lehman
                                        Standard &                    Brothers
                                           Poor's        Lipper      Government/
                           Balanced         500         Balanced     Corporate
Year Ended December 31,     Account     Stock Index     Fund Avg     Bond Index
----------------------      -------     -----------     --------     ----------
                            10,000        10,000         10,000        10,000
         1989               11,156        13,168         11,959        11,423
         1990               10,438        12,758         11,893        12,369
         1991               14,025        16,647         15,077        14,364
         1992               15,820        17,915         16,138        15,453
         1993               17,570        19,717         17,870        17,157
         1994               17,203        19,976         17,420        16,555
         1995               21,432        27,474         21,803        19,740
         1996               24,246        33,778         24,803        20,313
         1997               28,593        45,043         29,515        22,295
         1998               31,999        57,915         33,494        24,406

Note:  Past performance is not predictive of future performance.


Characterize the reasons as you like, but 1998 will be remembered as The Year of the Mega-Cap Stock. Whether spurred by a flight to quality, the search for scarce earnings growth, a market awash in liquidity, or momentum-driven investors, large market capitalization stocks were the clear winners in the performance game this year. The very biggest of the big, such as Microsoft, General Electric, Intel, Lucent, and Wal-Mart drove the market cap-weighted indices upward on the order of +28% for the year. Mid- to small-cap stocks and companies reporting anything less than stellar sales and earnings growth couldn't keep up with the big guys. Small cap stocks in general were actually down by -2% in 1998. Investors paid up for size and positive earnings surprises. Period.

In the U.S. good, fundamental reasons for the markets to advance were present, particularly in the fourth quarter of 1998. Stronger than anticipated consumer spending, a robust housing market, the virtual absence of inflation, and significantly lower interest rates all rightfully powered valuations upward. However, the huge disparity of returns between the "haves" and the "have-nots," as described above, could not be ignored. The "haves" were afforded prices of 40 to 60+ times earnings, P/E multiples reminiscent of the Nifty-Fifty era of the early 1970's, while small cap stocks were at best ignored and at worst pummeled.

In the fixed income arena two influences shaped the markets. First, Russia's debt default in the third quarter awoke investors to the fact that one could indeed lose principal in the bond market. Almost immediately risk premiums, or interest rate spreads vs. U.S. government bonds, expanded to very high levels as investors clamored for the safety of U.S. Treasuries. The Federal Reserve Board, in response to the global financial crisis and hoping to ward off a domestic downturn, reduced interest rates three times before the end of the year. As a result, intermediate bonds returned 8% - 10% for their owners in 1998; long government bonds produced mid-teens type returns. Very attractive performance in the absolute, but uninspiring relative to the 25% gains or better that large cap growth stocks generated.

The Balanced Account produced a double-digit return of 11.9% in 1998. The Account's strategy of holding a diversified portfolio of high quality fixed income securities and reasonably valued common stocks was maintained. Unfortunately the market did not recognize the merits of paying attention to valuation and the Account's lack of exposure to the handful of mega-cap, high-priced common stocks that moved the markets proved to be a detriment to performance. The Balanced Account's objective is to produce both long-term capital appreciation and current income without taking on undue risk to principal. Looking ahead to 1999 the global economy is far from stable. It is likely that uncertainty and market volatility will be the order of the day. While the Balanced Account may not produce the very highest returns in this environment, its conservative nature should prevent it from sinking to extreme lows relative to other balanced funds. The Account's focus on credit quality among bonds and paying reasonable prices for expected earnings in the equity portfolio should benefit long-term shareholders.

There is no  independent  market  index  against  which to  measure  returns  of
balanced   portfolios,   however,  the  S&P  500  Stock  Index  and  the  Lehman
Government/Corporate Bond Index are shown for your information.

Capital Value Account
(Catherine A. Zaharis)

--------------------------------------------
                 Total Returns
            As of December 31, 1998
         1 Year    5 Year    10 Year
--------------------------------------------
         13.58%    19.03%    15.15%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Growth & Income Fund Average and S&P 500 Stock Index


                                 Capital         S&P 500            Lipper
                                  Value           Stock        Growth & Income
 Year Ended December 31,         Account          Index          Fund Average
-----------------------          -------         ------          ------------
                                  10,000         10,000             10,000
      1989                        11,618         13,168             12,354
      1990                        10,473         12,758             11,804
      1991                        14,522         16,647             15,237
      1992                        15,905         17,915             16,605
      1993                        17,145         19,717             18,523
      1994                        17,229         19,976             18,349
      1995                        22,726         27,474             24,004
      1996                        28,066         33,778             28,992
      1997                        36,074         45,043             36,861
      1998                        40,973         57,915             42,615

Note: Past performance is not predictive of future performance.


The Capital Value Account had an experience in 1998 very similar to other funds in that the index was a benchmark nearly unattainable. There were several factors that aided positive returns, but hindered the opportunity to keep pace with the S&P 500.

The performance of the market was led by the technology sector which was underrepresented in this value portfolio. Valuations of these companies have reached heights that suggest that growth will be phenomenal for a very long time. Due to the fact that very few companies in the technology sector could be defined as "value" due to this market strength, the managers have avoided this area.

Another interesting aspect of the markets in 1998 was the size factor. The bigger the stock was, the better it seemed to do. Large cap indexes did much better than mid-cap indexes which did better than those indexes representing small cap names. Although the Account's holdings were primarily focused in the large cap arena, some holdings were in the mid cap range as valuations continue to get even more compelling. Although these companies did not perform well as a whole in 1998, they did represent some excellent long term value opportunities.

The value companies the portfolio has focused on have been quite a bit different than traditional "value" names. Although all of the new companies in the portfolio were selling at a discount to the market at purchase, many of them had much more traditional growth prospects. The deep cyclical and basic materials companies have suffered from disinflation as well as a pullback in demand from emerging markets. Due to these occurrences, managers have underweighted more cyclical names in favor of consistent growth at a discount. This focus has helped returns relative to other value portfolios.

The Account's focus throughout 1998 was one of quality value. That focus will be continued into 1999 as economic and world events are closely monitored.

Growth Account
(Michael R. Hamilton)

---------------------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year          Since Inception Date 5/2/94       10 Year
21.36%                  19.48%                        --
---------------------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Growth Account, Lipper Growth Fund Average and S&P 500 Stock Index

                                              S&P
                                              500            Lipper
                             Growth          Stock           Growth
Year Ended December 31,      Account         Index        Fund Avgerage
                             10,000          10,000          10,000
              1994           10,542          10,397          10,090
              1995           13,243          14,299          13,197
              1996           14,899          17,580          15,736
              1997           18,916          23,443          19,717
              1998           22,956          30,142          24,224

Note:  Past performance is not predictive of future performance.


The fundamental factors that have been the foundation of this bull market helped drive the market to new highs in 1998. The five factors are: slow but sustainable economic growth, low inflation, low interest rates, financial liquidity and corporate profit growth. 1998 was a year of good news on four of the five factors. Economic growth in the U.S. was been slightly stronger than expected, inflation continued to drop, interest rates fell and financial liquidity increased with the Fed cutting short-term interest rates. The only non-positive fundamental was corporate earnings which were flat, but are expected to be positive in 1999.

The market showed a strong bias for large cap stocks over small cap stocks. The largest two-thirds of the S&P 500 by market cap (over $20 billion) returned over 35% in 1998. In contrast, the smallest one-third of the S&P 500 by market cap returned slightly over 12% in 1998. While one-third of the S&P 500 is in companies under $20 billion market cap, the Account had 50% of holdings in such companies. This size bias explains 85% of the Account's discrepancy to the S&P
500. The account managers have been relatively insensitive to what size of market cap a company is in the security selection process and continue to believe that investors should focus on each company's underlying business fundamentals and valuation when selecting a stock and not on the company's size.

Sectors where the Account outperformed the S&P 500 Index include: capital goods, communication services, consumer staples, energy, transportation, and utilities. Sectors where the Account underperformed the S&P 500 Index include: basic materials, consumer cyclicals, financials, healthcare and technology. While technology holdings did very well, gaining over 61% on the year, they failed to keep pace with the S&P 500's technology sector, which gained 73%. The Account's large position in healthcare did well, gaining 31% on the year. While these were great absolute returns, they were not good relative returns since the S&P 500's healthcare sector gained over 43%.

Going forward the managers continue to find the healthcare and financial sectors attractive. Healthcare companies are benefiting from strong demand as the population ages and from spectacular new products that make life better. In financials, the manager's see companies that are more prudently managing their capital, taking advantage of deregulation and can be purchased at very reasonable valuations. Few opportunities are found in the utility, energy and transportation sectors and thus the Account has little to no exposure in these sectors. As always, account managers continue to pursue companies that possess competitive advantages, have the potential for good growth and can be purchased at a reasonable price.

International Account
(Scott D. Opsal)

----------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year  Since Inception Date 5/2/94    10 Year
----------------------------------------------
9.98%              12.09%                --
----------------------------------------------


Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average and MSCI EAFE Index


                                             Morgan Stanley         Lipper
      Year Ended         International    Capital International   International
     December 31,           Account           EAFE Index          Fund Average
     -----------            -------           ----------          ------------
                            10,000               10,000             10,000
         1994                9,663                9,990              9,758
         1995               11,032               11,110             10,676
         1996               13,800               11,781             11,934
         1997               15,488               11,991             12,583
         1998               17,034               14,389             14,221

Note:  Past performance is not predictive of future performance.


The International Account's return of 9.98% in 1998 was below the EAFE Index return of 20.00%. Most of the Account's shortfall occurred during the second half of the year. Two investment themes dominated returns and performance during the second half of 1998. The most significant theme was the third quarter collapse of emerging markets, brought on by Russia's devaluation and debt default and the simultaneous currency crisis in Brazil. These events shook investor confidence which created a flight to quality, soaring risk premiums in most stocks, and a slower economic growth outlook.

A secondary theme was the ongoing economic problems in Japan. Japan's economy is in a serious recession and is undoubtedly the weakest economy of any developed nation. Its banking crisis is far from being solved, and government policy has created a fiscal budget deficit equal to 10% of GDP, an unheard of level for a major economy.

These two themes  influenced the positioning of the International  Account.  The
managers   increased   exposure  to  defensive,   or  lower  risk  stocks,   and
underweighted the Japanese market. One of the main reasons for the underperformance was the execution of moving the portfolio into a more defensive position which was not fully effective. Several of the stocks were in low risk businesses, but had exposure to poor performing emerging markets. The second area of underperformance was the underweight position of the Japanese yen. Although economic analysis of Japan proved to be right on the mark and Japan's stock market continued to languish, the Japanese yen was very strong and outpaced the other developed market currencies.

The Account continues to have a small weighting in the Japanese market and a large weighting in Europe. The managers do not expect a severe recession in Europe this year, but growth is slowing. Inflation does not appear to be a risk, and therefore, interest rates should remain low helping to bolster stock prices. Portfolio weightings in reasonably priced names with growth and/or defensive characteristics will continue to be raised.

International SmallCap Account
(Darren K. Sleister)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
   1 Year            5 Year           10 Year
-------------------------------------------------
   -10.37%*             --                --

-------------------------------------------------
* - Since Inception Date 5/1/98

Comparison of Change in Value of $10,000 Investment in the International SmallCap Account, Lipper International Small-Cap Fund Average and MSCI EAFE Index

                                                                     Lipper
                          International     Morgan Stanley        International
      Year Ended            SmallCap     Capital International     Small-Cap
     December 31,           Account           EAFE Index          Fund Average
     -----------            -------           ----------          ------------
                            10,000               10,000             10,000
         1998                8,963               10,379              9,320

Note:  Past performance is not predictive of future performance.

The Account's overweighting in Europe and its low exposure to Asia contributed to its outperformance relative to its benchmark. The past year has shown the volatility inherent with the international small cap asset class. Last fall returns fell significantly in response to the Asian crisis and surprised many investors who had underestimated the impact it had on other economies. The beginning of 1998 saw a dramatic recovery in Asian areas, taking the markets to valuations above the pre-crisis level. However, this fall the markets hovered on the brink of collapse as several events sparked a growing global concern of the impact these events would have on the financial markets. These events included the Russian default on debt, whether the Latin American currencies would devalue, the slowdown of growth in the emerging economies and the strength of the dollar relative to the rest of the world economies, calling for a lowering of interest rates. Resource-based countries, Australia, New Zealand and Canada, lagged as commodity price deflation placed pressure on the macroeconomic conditions in these countries.

Currency weakness helped U.S.-based international investors to slightly offset the overall equity market decline. There is a question as to whether the dollar is resuming its historic weakness or if this is a temporary adjustment. The Euro block currencies are likely to be of Germanic influence in warding off inflation and, as such, be strong. Even though there remains a large burden of proof, recent movements indicate investors are beginning to price this expectation into the Euro.

The Account managers are noticing a some stabilization of stock prices in Asia and believe the bottom is forming in equities. Thus it is possible the Account's exposure will increase in the Asian region. Europe has corrected to attractive levels and the Account continues to focus on quality growth at average or below average prices. At the margin, holdings in Canada are declining given macro concerns and several instances of highly questionable management practices. In short, the managers favor higher levels of cash generation and stability of earnings over exceptional growth or deep value situations at this time.

MicroCap Account
(Paul D. Farrell, Matthew B. McLennan and Eileen A. Aptman)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
    1 Year          5 Year         10 Year
-------------------------------------------------
    -18.42%*          --              --

-------------------------------------------------
* - Since Inception Date 5/1/98

Comparison of Change in Value of $10,000 Investment in the MicroCap Account, Lipper Micro-Cap Fund Average and Russell 200 Index

                                                                    Lipper
                                                Russell            Micro-Cap
      Year Ended            MicroCap              200                Fund
     December 31,           Account              Index              Average
     -----------            -------           ----------          ------------
                            10,000               10,000             10,000
         1998                8,158                8,806              8,468

Note:  Past performance is not predictive of future performance.


Small cap stocks suffered in the volatile stock market of 1998. Prompted by economic turmoil in Asia and Russia and a slowing U.S. manufacturing sector, risk premiums expanded and investors overwhelmingly favored the perceived safety and liquidity of blue-chip, large cap names within the U.S. stock market. Even as the market stabilized and rebounded in the fourth quarter, small cap stocks continued to lag behind their larger counterparts. The MicroCap Account declined 17.9% since its inception in April 1998. The Russell 2000 Index ("Russell 2000") declined 11.4% during the same period. During 1998, the MicroCap Account was broadly diversified across different industry sectors such that no one sector unduly hurt or assisted the Account's performance relative to the Russell 2000.

The account managers believe that being both small in size and deep in value (seeking long term capital appreciation through investment in companies that are under valued due to investor uncertainty or obscurity) were the two factors that most significantly impacted the performance of the MicroCap Account in 1998. First, the market favored large capitalization securities over small capitalization securities as investors sought liquidity and visible growth. The S&P 500 Index ("S&P 500") returned 28.6% in 1998 while the Russell 2000 declined 2.6%. This size trend was evident even within the small cap universe as defined by the Russell 2000. Of the 2000 companies in the Index, the largest 200 companies declined 9% while the smallest 200 declined over 20% in 1998. The MicroCap Account is designed to invest in smaller companies and the resultant portfolio has a median market cap below those of its peers and the Russell 2000, which hurt performance during the year. Second, the value style of investing was similarly out of favor in 1998. Growth style indices across all market capitalizations outperformed in 1998: the S&P/Barra Growth Index return exceeded the S&P/Barra Value Index return by 27.5%, and the Russell 2000 Growth Index declined only 1.6% relative to a 9.1% decline of the Russell 2000 Value Index.

The managers remain confident in the future prospects of the MicroCap Account for several reasons:

1. Value strategies have demonstrated strong results in small cap investing. Low P/E and P/B strategies have been shown to outperform over the long term, particularly in small caps. For the period from 1978 (the inception of Russell's style indices) through 1998, the annualized return of the Russell 2000 Value Index is 3% higher than that of the Russell 2000 Growth Index. The account managers believe this demonstrates a disciplined approach to value investing will reward investors over time.

2. Small cap securities are cheap versus large cap securities. The managers also believe there is significant merit to focusing on small cap securities, as small cap stocks reached a tremendous discount relative to larger cap issues during the year. At year end, the Russell 2000 was valued at 19.5x 1999 earnings and 2.5x book value versus the S&P 500 value of 24.8x 1999 earnings and 4.9x book. The account managers remain particularly enthusiastic about the long-term value offered by the portfolio, which is priced at an even deeper discount than the Russell 2000. It is believed that the discounted valuation of small caps will reattract capital to the asset class and drive a return to more normal valuations. Historically the Russell 2000 has sold at a valuation premium to the S&P 500.

3. Small cap securities provide the most scope for value-added research. In all market environments, the account managers perform rigorous, first-hand research into small cap stocks trading at a discount to the market and their peers due to obscurity or uncertainty. Account managers believe that holding between 60 to 80 stocks allows for sufficient diversification while allowing value to be added through research. With each manager responsible for in-depth coverage of a limited number of companies in the portfolio, managers can exploit the research opportunity which makes small cap companies such an appealing investment universe.

MidCap Account
(Michael R. Hamilton)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year        5 Year            10 Years
--------------------------------------------
    3.69%        14.92%              16.22%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Fund Average and S&P 500 Stock Index

                                                                   Lipper
                                   MidCap         S&P 500         Mid-Cap Fund
Year Ended December 31,           Account          Index           Average
----------------------            -------          -----           -------
                                   10,000          10,000          10,000
         1989                      12,184          13,168          12,710
         1990                      10,661          12,758          12,258
         1991                      16,364          16,647          18,538
         1992                      18,809          17,915          20,227
         1993                      22,436          19,717          23,201
         1994                      22,611          19,976          22,725
         1995                      29,171          27,474          30,035
         1996                      35,329          33,778          35,418
         1997                      43,368          45,043          42,370
         1998                      44,967          57,915          47,523

Note:  Past performance is not predictive of future performance.


Stock market returns for 1998 were both volatile and divergent. Large caps outdistanced their mid and small cap counterparts by a considerable margin as investors gravitated to companies with assumed stable and visible earnings streams. Also, market volatility seemed a constant during the year with large price swings, especially occurring during the 3rd and 4th quarters. Much of this activity was fueled by the Asian crisis that began in 1997 and investors' concerns that growth rates and profitability of companies would be hurt as the effects spread throughout the world. However, the U.S. economy performed quite admirably due to low inflation, low interest rates, financial liquidity and high consumer confidence.

The Midcap Account's performance trailed the S&P 500 Index primarily due to its emphasis on smaller cap companies. Roughly 80% of the portfolio is invested in companies with market capitalizations below $4 billion as compared to the Index with only 4% invested in companies below $4 billion. The Financial, Consumer Cyclical and Healthcare sectors were the largest contributors to underperformance relative to the Index. The Technology sector was the primary contributor to positive returns in the portfolio.

Looking ahead to 1999, the same factors driving the slow, sustainable growth in the U.S. economy in 1998 appear to be very much in place. The account managers continue to look for companies that possess competitive advantages, have the potential for above average growth and can be purchased at a reasonable price. The portfolio emphasizes the Technology, Financial, Consumer Cyclical and Healthcare economic sectors. In the Technology sector, value is found in companies that contribute to productivity enhancement. In the Financial sector, the trend toward consolidation is allowing financial companies to manage their capital more prudently. Attractive companies in the Consumer Cyclical sector are those that will benefit from the low unemployment, low interest rate environment. Finally, the Healthcare sector is a beneficiary of a growing elderly population and the ever present desire for better healthcare.

MidCap Growth Account
(John O'Toole)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
     1 Year         5 Year          10 Year
-------------------------------------------------
     -3.40%*           --               --
-------------------------------------------------
* - Since Inception Date 5/1/98


Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Fund Average and S&P 400 MidCap Index

                                  MidCap         Lipper              S&P
                                  Growth        Mid-Cap            400 MidCap
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------          ------
                                  10,000         10,000             10,000
      1998                         9,660          9,814             10,538

Note: Past performance is not predictive of future performance.


The performance of the Account from inception date through December 31, 1998 was below the performance benchmark (S&P MidCap 400 Index) and was obviously disappointing. The primary factor negatively impacting performance was stock selection, which was further impacted by some unique features of the performance benchmark. Additionally, certain portfolio risk factors also contributed to the underperformance.

The S&P MidCap 400 Index was dominated in 1998 by the performance of America Online (AOL). At the beginning of the year, AOL was approximately 1.0% of the benchmark, while by year end it was over 7% of the benchmark, at which time it was moved into the S&P 500 Index. This one stock had a return of 585.64% for 1998, and thus greatly impacted the return of the Index. The account managers did not initiate a position in AOL until midyear, and though the position was held until the end of the year, for the most part the portfolio was either equally weighted or underweighted to the company. Thus, the holdings of this one name had a meaningful impact on relative performance.

In addition to these unique issues with the benchmark, the quantitative valuation process used in the management of the Account did not perform up to historical expectations. This problem was especially acute in September and October, where negative stock selection impacted performance. There have been previous time periods where the manager's process did not meet expectations, but experience has shown that the model rebounded and allowed performance expectations to be met.

As for portfolio risk characteristics that had a negative influence on return, these would include the Account having a modestly smaller than benchmark market capitalization. Even a modest position hurt performance, because 1998 was categorized as a year where larger and mid sized companies outperformed smaller capitalization firms. Finally, the performance was also negatively impacted by the Account having a below benchmark price/earnings (P/E) ratio during a time period when higher P/E stocks outperformed lower P/E issues.

In closing, the returns for the period under review were below our performance expectations. Nonetheless, the managers remain committed to the quantitative equity valuation process along with the fully invested and sector neutral portfolio construction methods.

Real Estate Account
(Kelly D. Rush)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
 1 Year               5 Year              10 Year
 -6.56%*                --                   --


* - Since Inception Date 5/1/98
-------------------------------------------------

Comparison of Change in Value of $10,000 Investment in the Real Estate Account, Lipper Real Estate Fund Average and Morgan Stanley REIT Index

                                                Lipper        Morgan Stanley
                               Real Estate    Real Estate         REIT
 Year Ended December 31,         Account      Fund Average        Index
 ----------------------          -------      ------------        ------
                                  10,000         10,000           10,000
      1998                         9,344          8,250            8,677

Note: Past performance is not predictive of future performance.


The Real Estate Account began operations in May 1998. The Account invests primarily in equity securities of companies engaged principally in the real estate industry. The account managers have available the resources of real estate professionals within the Principal Financial Group to identify companies possessing the attributes considered essential for successful real estate investing.

Real estate markets enjoyed a strong year in 1998, and real estate companies experienced record earnings growth. While the operating environment was robust, the prices of real estate company stocks were falling. Several factors have contributed to the decline. The most predominant reason for the decline has been the fear of deteriorating conditions in 1999 and beyond. For the period ended December 31, 1998 the Real Estate Account performed slightly better than the Morgan Stanley REIT Index and the Lipper Real Estate Fund Average because of its underweighting in the hotel sector and overweighting in companies which have proven to be resilient in the face of market pressure.

Declining earnings growth from the record setting levels of 1998 is inevitable. The transition from abnormally high earnings growth to a lower sustainable earnings growth level caused investor nervousness and price declines in 1998. This drop provided an attractive price entry point, in the Manager's opinion, for patient investors in search of value opportunities supported by an above average level of current income.

SmallCap Account
(Mark T. Williams and John F. McClain)


-------------------------------------------------
                 Total Returns
            As of December 31, 1998
    1 Year         5 Year             10 Year
-------------------------------------------------
    -20.51%*          --                  --
-------------------------------------------------

* - Since Inception Date 5/1/98


Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Fund Average and S&P 600 Index

                                                Lipper                S&P
                                 SmallCap       Small-Cap             600
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------           -----
                                  10,000         10,000             10,000
      1998                         7,949          8,873              8,835

Note: Past performance is not predictive of future performance.


The SmallCap Account has not yet finished its first year of operation. The Account's inception date was May 1, 1998. In reviewing the past year, it is apparent that May 1 was near the peak for smallcap stock performance, as measured by several indices. The remainder of the year was volatile, especially the second half.

The Account's strategy is to take the best that smallcap growth has to offer and combine it in a single portfolio with the best that smallcap value stocks have to offer. By doing so, managers hope to provide superior results when compared to other smallcap funds.

Initially, approximately 60% of the Account's assets were invested in growth stocks with the balance in value stocks. The original allocation of 60/40 was still in place at year end. This allocation was chosen for two reasons. First, the smallcap value sector has outperformed the smallcap growth sector for several measurement periods. Account managers believe the performance balance going forward has a good chance of being reversed, or at least not expanded further. Second, the opportunities for superior stock selection are greater in the growth area at this time.

Performance for small companies since the Account's inception through September was mostly negative. The companies in the Account's portfolio did not escape this negative return. For the year ended December 31, 1998, the SmallCap Account was below its benchmark with a return of -20.5% (net of expenses) versus that of the Lipper Smallcap Fund Average at -11.27%. The Account's technology holdings were under severe pressure during June as the Asian economic problems reignited investor concerns. The months of July through September saw continued weakness in our technology holdings. During this same time period, the Account's holdings in sub-prime lenders also registered negative returns. This adversely impacted the Account's entire Financial sector return. During the fourth quarter, the Account's technology holdings redeemed themselves with strong absolute returns. The Account's financial holdings saw continued weakness and ended the year as the sector with the poorest relative returns. Other sectors that contributed to underperformance, relative to the benchmark, were Consumer Cyclicals and Healthcare.

Looking forward, small stocks are more attractive relative to large stocks than at any time in the last twenty-five years. This is based on trailing and projected profits. The account managers believe this is an opportunity.

SmallCap Growth Account
(Amy K. Selner)

-------------------------------------
           Total Returns
      As of December 31, 1998
    1 Year     5 Year       10 Year
-------------------------------------
    2.96%*       --             --
-------------------------------------
* - Since Inception Date 5/1/98


Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Fund Average and Russell 2000 Growth Index

                                 SmallCap        Lipper          Russell 2000
                                 Growth        Small-Cap            Growth
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------           -----
                                  10,000         10,000             10,000
      1998                        10,296          8,873             10,123

Note: Past performance is not predictive of future performance.


This is the first annual report on the SmallCap Growth Account since its inception of April 4, 1998. For this nine month period the fund rose 2.96 % versus the (10.23%) loss of the Russell 2000 Growth Index, outperforming it's index by 13.19%.

During 1998, a year marked by the Asian financial crisis which spread through the world, small cap stocks underperformed relative to the large cap stocks as economic uncertainty caused volatility to soar and investors preferred the liquidity and predictability of larger caps stocks. The Russell 2000 Growth Index ended the year gaining 1.23% while the S&P 500 gained 26.79%. The market ended its correction on October 8 and staged an impressive rebound through the end of the fourth quarter. Small cap technology smartly outperforming other industry groups in this fourth quarter snapback.

In 1998 the world markets were relatively volatile while factoring in the financial crisis in Asia, rising risks in Brazil, rekindled military hostilities in the Middle East, and the sharp depreciation of the dollar. Certainly the 75 basis point easing by the Fed from late September to mid-November allowed for a stiff wind at the back of this market. That wind, however, is not present today and looking forward, the managers feel the Fed will remain neutral. The underlying trend in real income growth remains solid, consumer spending is strong and the labor market remains tight. Corporate profits are slowing and growth is expected to decelerate in 1999, while inflation remains suppressed. The account managers continue to monitor Brazil's recession and possible effects on Mexico, and eventually the U.S.

The Account's outperformance in this volatile market stemmed from strong bottom-up stock picking. The Account's exposure to solid technology growth stocks advanced performance in the Account, especially in the fourth quarter. Internet stocks were the leaders, along with semiconductor holdings. Exposure to the internet stocks was trimmed back after their explosive move following the October 8 low through December. The managers are focusing on the highest quality infrastructure leaders within the Account's internet exposure. The long-term growth prospects for the software application integration industry and holdings of New Era of Networks and TSI International Software continue to be viewed favorably. Fundamentals within the semiconductor sector remained strong in 1998, particularly within the suppliers to the communications infrastructure.

Within healthcare the managers continue to focus on drug companies with strong pipelines and reasonable valuations. Biotechnology growth prospects remain robust and outperformed nicely during 1998. The Account continues to be underweighted in the energy sector, which has been abysmal. Although valuations are at cyclical lows, the stocks are trading on inventory changes and there is further downside to earnings. The Manager will wait until supply/demand fundamentals improve and pricing stabilizes to increase exposure.

For small caps at the end of 1998, the .78 relative multiple on the Russell 2000 versus the S&P 500, is much below the 1.03 level reached in 1990, when small caps outperformed their large cap brothers. Although this relative valuation point is quite bullish for small caps, absolute valuations for both indexes are not cheap. The account managers expect the market will move sideways over the near term, digesting the gains of the fourth quarter. The high valuations of stocks will allow for no margin of error in earnings estimates in 1999.

SmallCap Value Account
(Stephen Rich and Denise Higgins)

-------------------------------------------
                 Total Returns
            As of December 31, 1998
    1 Year          5 Year         10 Year
    -15.06%*          --              --

* - Since Inception Date 5/1/98
-------------------------------------------

Comparison of Change in Value of $10,000 Investment in the SmallCap Value Account, Lipper Small-Cap Fund Average and Russell 2000 Value Index

                                 SmallCap        Lipper          Russell 2000
                                  Value        Small-Cap             Value
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------           -----
                                  10,000         10,000             10,000
      1998                         8,494          8,873              8,592

Note: Past performance is not predictive of future performance.


This is an eight month review of the SmallCap Value Account as the inception of the Account was May 1, 1998. The past eight months have been an extremely challenging environment to manage small cap portfolios. After peaking in mid-April, the small cap market declined over 21% from May to September. By many estimations small cap stocks were truly in a bear market. In was not until October, that the small cap market showed signs of recovering after sinking to a 27 month low on October 8. At that point, the Russell 2000 Value Index staged one of its strongest rallies in recent history and finished the quarter up 9.1%. The rally was widespread and stimulated by four events; (1) the Federal Reserve's unexpected interest rate cut, (2) perceived cheap valuations, (3) decent earnings prospects for small cap companies, and (4) seasonal buying patterns of investors.

The SmallCap Value Account invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $1.5 billion. Industry by industry, the Account's sector weights are similar to those of the Russell 2000 Value Index. The Account can moderately overweight or underweight industries when it believes it will benefit performance. However, the primary source of added value is through stock selection. J.P. Morgan has 23 industry analysts who conduct fundamental research on over 450 companies in the small cap universe. Within each sector, stocks are ranked using a Dividend Discount Model. The Account purchases the stocks that are most undervalued and sells the stocks that are most overvalued. In addition, the Account will sell stocks that have become to large to hold in a small cap portfolio.

For the eight months ending December 31, 1998 the Account (net of fees) marginally trailed the Russell 2000 Value index. It was during the volatile period of May to September the Account encountered the most difficulty. During this period, many small cap managers experienced difficulties as investors indiscriminately sold the asset class and moved to the safety of large cap stocks. In this environment, it did not matter if you held "good or bad" small cap companies because they were all painted with the same brush. This actually provided the managers with an opportunity to "upgrade" the Account with some high quality stocks that had appeared overvalued earlier in the year. This strategy seemed to pay off in the fourth quarter as investors re-entered the small cap market. As a result, in the fourth quarter, the Account outperformed the benchmark by a wide margin making up most of the ground lost earlier in the year. The best performing sectors for the Account over this eight month period were Basic Industry, Technology Hardware, and Reits. The worst performing sectors included Consumer Cyclical, Capital Good, and Multi-Industry. Individual stocks contributing the most included Universal Forest Products (+13%) and D.R. Horton (+25%) while Mueller Industries (-40%) and Colonial Bancgroup (-32%) detracted. Going forward, the account managers feel the portfolio is well balanced and positioned to deal with the volatile markets while providing consistent exposure to the small cap value market.

Given the prolonged underperformance of the small cap market and relative valuation, the managers continue to believe that small cap stocks are attractive absolutely and relatively to large cap stocks.

Utilities Account
(Catherine A. Zaharis)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
 1 Year               5 Year         10 Year
 15.36%*                --              --

* - Since Inception Date 5/1/98
-------------------------------------------------

Comparison of Change in Value of $10,000 Investment in the Utilities Account, Lipper Utilities Fund Average and Dow Jones Utilities Index with Income Fund Average

                                                 Lipper      Dow Jones Utilities
                                Utilities       Utilities     Index with Income
 Year Ended December 31,         Account      Fund Average      Fund Average
 ----------------------          -------      ------------      ------------
                                  10,000         10,000             10,000
      1998                        11,536         10,957             10,250

Note: Past performance is not predictive of future performance.


The Utilities Account enjoyed a strong year where performance was enhanced by the strong performance of both electric and telephone companies. During the market gyrations of the third quarter, utilities stocks led the way providing some of the stronger sector returns for the quarter. Continuing consolidation in this industry as a key driver of returns has also been seen.

The telephone industry has been a story of continued strong unit growth. The usage of all aspects of telecommunications is growing and has aided relative return. This is true for both local and long distance companies, as well as newer entrants into this industry.

The Account's portfolio continues to focus on certain companies in both areas of the utilities industry. The managers are looking for those companies where a strategy has been determined to move the company forward in a competitive environment. The managers look at the strategy, the company's strengths and weaknesses, and determine whether the company has the strengths and skills to reach its goals. Valuations are then looked at to determine whether these companies can be purchased at attractive prices. The account manager's goal is to find the winners in this new environment.





Important Notes of the Growth-Oriented Accounts:

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: this average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 409 mutual funds.

Lipper Flexible Portfolio Fund Average: This average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 208 funds.

Lipper Growth Fund Average: This average consists of funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. The one-year average currently contains 980 funds.

Lipper Growth & Income Fund Average: this average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 768 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 527 funds.

Lipper International Small-Cap Funds Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 59 funds.

Lipper Micro-Cap Fund Average: This average consists of funds which invest primarily in companies with a market captalization of less than $300 million at the time of purchase. The one-year average currently contains 45 funds.


Lipper Mid-Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 327 funds.

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 100 funds.

Lipper Small-Cap Fund Average: This average consists of funds which invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. The one-year average currently contains 638 funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 102 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley REIT Index: This is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Russell 200 Index: This index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 65% of the total market capitalization of the Russell 1000 Index.

Russell 2000 Growth Index: This index measures the performance of those Russell 2000 companies with higher price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

Standard & Poor's MidCap 400 Index: This index measures the performance of the mid-size company segmant of the U.S. Market.

Income-Oriented  Accounts:

Bond Account
(Scott A. Bennett)

------------------------------------------
              Total Returns *
          As of December 31, 1998
     1 Year         5 Year         10 year
------------------------------------------
      7.69%          7.66%          9.46%
------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index

                                             Lehman                Lipper
                                             Brothers           Corporate Debt
       Year Ended          Bond           BAA Corporate         BBB Rated Fund
       December 31,      Account*             Index               Avgerage
       -----------       -------              -----               --------
                          10,000              10,000               10,000
       1989               11,386              11,366               11,064
       1990               11,980              11,966               11,698
       1991               13,982              14,277               13,780
       1992               15,294              15,619               14,916
       1993               17,078              17,638               16,753
       1994               16,583              17,074               16,006
       1995               20,259              20,953               19,219
       1996               20,738              21,795               19,832
       1997               22,935              24,215               21,831
       1998               24,698              24,525               23,195

Note:  Past performance is not predictive of future performance.


The Bond Account performed well in a tough market environment during 1998. The Account outperformed the Lehman Brothers BAA Corporate Index as well as the Lipper Corporate BBB average because of the relatively higher credit quality emphasis and a somewhat longer duration.

Investors demanded quality in 1998 with U.S. Treasuries being in the unusual position of posting the highest returns in the fixed income market. Corporate bonds underperformed Treasuries but benefited from the decline in Treasury yields during the year, resulting in relatively high absolute returns. The markets returned to a more normal mode in the fourth quarter as investors began to reconsider the impact of emerging market problems, hedge-fund difficulties and were reassured by Federal Reserve interest rate cuts.

The managers positioned the Account with a quality emphasis during the year, adding higher rated bonds and investing predominately in U.S., safe haven sectors (agencies, communications, and utilities). The account manager's long-term outlook for the global economy improved during the fourth quarter, as did the condition of the fixed income markets. The Account was an active player in a rejuvenated new issue market and was paid well to participate in industries the managers favored (U.S., non-commodity industries) as the market regained its footing. Strategy going into 1999 is to return to a more normal credit quality mix and take advantage of still historically high premium for investing in corporate bonds.

Government Securities Account
(Martin J. Schafer)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year         5 Year           10 Year
    8.27%          7.02%            9.35%
--------------------------------------------

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average and Lehman Brothers Mortgage Index

                                                   Lehman           Lipper
                               Government         Brothers       U.S. Mortgage
                               Securities          Mortgage          Fund
Year Ended December 31,         Account             Index          Average
----------------------          -------            ------          -------
                                10,000             10,000           10,000
       1989                     11,559             11,535           11,258
       1990                     12,663             12,772           12,314
       1991                     14,809             14,779           14,135
       1992                     15,822             15,809           14,999
       1993                     17,416             16,891           16,116
       1994                     16,626             16,619           15,444
       1995                     19,797             19,411           17,951
       1996                     20,460             20,449           18,646
       1997                     22,585             22,390           20,245
       1998                     24,453             23,948           21,476

Note:  Past performance is not predictive of future performance.


Interest rates declined significantly over the last twelve months, with medium and long rates down about 1%. Bond prices, which move in the opposite direction of interest rates, moved up, which led to another very strong year for the Government Securities Account. The Account outperformed both the Lehman Brothers MBS Index as well as the Lipper U.S. Mortgage Fund Average, mostly due to its slightly longer duration.

The key to 1998 was the U.S. Federal Reserve. By decisively reducing the Federal Funds rate from 5.50% to 4.75% during the pinnacle of global risk, then holding rates steady in December, the Fed demonstrated its commitment to maintaining reasonable growth in the U.S. The actions of the Federal Reserve restored a certain amount of calm and order to a very volatile and illiquid market. By staying pat on rates in December, the Fed also signaled that the U.S. economy was still very strong, with modest growth, low inflation and low unemployment.

Portfolio management views the economic outlook as range-bound for U.S. interest rates. With the absolute level of interest rates being relatively low, the managers are moving the duration of this account closer to the Lehman MBS Index and are shortening as opportunities present themselves.

Important Notes of the Income-Oriented Accounts:

Lehman Brothers, BAA Corporate Index: an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers Mortgage Index: an unmanaged index of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 99 mutual funds.

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 73 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.


Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the required is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay.
The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Year 2000 Readiness Disclosure
The business operations of the Fund depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Accounts' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, an Account could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.

The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company an Account invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of an Account's securities will decrease that Account's share price.

The Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.

At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. The contingency plan calls for:
o    identification of business risks;
o    consideration of alternative approaches to critical business risks; and
o    development of action plans to address problems.

Other important Year 2000 initiatives include:
o the service provider for our transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program;
o the securities pricing system we use has renovated its code and conducted client testing in June 1998;
o Facilities Management of Principal Life has identified non-systems issues (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
o the Manager and other areas of Principal Life have contacted all vendors with which we do business to receive assurances that they are able to deal with any Year 2000 problems. We continue to work with the vendors to identify any areas of risk.

In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.

Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are based on financial statements that were audited by Ernst & Young LLP.


FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

AGGRESSIVE GROWTH ACCOUNT(a)                                     1998          1997            1996            1995          1994(b)
-------------------------                                        ------------------            ----            ----          ----
Net Asset Value, Beginning of Period...................        $16.30        $14.52          $12.94          $10.11         $9.92
Income from Investment Operations:
   Net Investment Income...............................           .04           .04             .11             .13           .05
   Net Realized and Unrealized Gain (Loss) on Investments        2.99          4.26            3.38            4.31           .24
                       Total from Investment Operations          3.03          4.30            3.49            4.44           .29
Less Dividends and Distributions:
   Dividends from Net Investment Income................          (.04)         (.04)           (.11)           (.13)         (.05)
   Distributions from Capital Gains....................          (.96)        (2.48)          (1.80)          (1.48)         (.05)
                      Total Dividends and Distributions         (1.00)        (2.52)          (1.91)          (1.61)         (.10)
Net Asset Value, End of Period.........................        $18.33        $16.30          $14.52          $12.94        $10.11

Total Return...........................................        18.95%        30.86%          28.05%          44.19%         2.59%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $224,058      $149,182         $90,106         $33,643       $13,770
   Ratio of Expenses to Average Net Assets.............          .78%          .82%            .85%            .90%         1.03%(d)
   Ratio of Net Investment Income to Average Net Assets          .22%          .29%           1.05%           1.34%         1.06%(d)
   Portfolio Turnover Rate.............................        155.6%        172.6%          166.9%          172.9%        105.6%(d)




ASSET ALLOCATION ACCOUNT(a)                                      1998          1997            1996            1995          1994(b)
------------------------                                         ------------------            ----            ----          ----
Net Asset Value, Beginning of Period...................        $11.94        $11.48          $11.11           $9.79         $9.98
Income from Investment Operations:
   Net Investment Income...............................           .31           .30             .36             .40           .23
   Net Realized and Unrealized  Gain (Loss) on Investments        .76          1.72            1.06            1.62          (.18)
                       Total from Investment Operations          1.07          2.02            1.42            2.02           .05
Less Dividends and Distributions:
   Dividends from Net Investment Income................          (.31)         (.30)           (.36)           (.40)         (.23)
   Distributions from Capital Gains....................          (.40)        (1.26)           (.69)           (.30)           --
   Excess Distributions from Capital Gains(e)..........             --           --              --              --          (.01)
                      Total Dividends and Distributions          (.71)        (1.56)          (1.05)           (.70)         (.24)
Net Asset Value, End of Period.........................        $12.30        $11.94          $11.48          $11.11         $9.79

Total Return...........................................         9.18%        18.19%          12.92%          20.66%          .52%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $84,089       $76,804         $61,631         $41,074       $28,041
   Ratio of Expenses to Average Net Assets.............          .89%          .89%            .87%            .89%          .95%(d)
   Ratio of Net Investment Income to Average Net Assets         2.51%         2.55%           3.45%           4.07%         4.27%(d)
   Portfolio Turnover Rate.............................        162.7%        131.6%          108.2%           47.1%         60.7%(d)























See accompanying notes.

          Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

BALANCED ACCOUNT(a)                                          1998         1997          1996         1995         1994
----------------   -----------------------------------------------------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $15.51       $14.44        $13.97       $11.95       $12.77
Income from Investment Operations:
   Net Investment Income...............................       .49          .46           .40          .45          .37
   Net Realized and Unrealized Gain (Loss) on Investments    1.33         2.11          1.41         2.44         (.64)
                       Total from Investment Operations      1.82         2.57          1.81         2.89         (.27)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.49)        (.45)         (.40)         (.45)        (.37)
   Distributions from Capital Gains....................     (.59)        (1.05)        (.94)         (.42)        (.18)
                      Total Dividends and Distributions     (1.08)       (1.50)        (1.34)        (.87)        (.55)
Net Asset Value, End of Period.........................    $16.25       $15.51        $14.44       $13.97       $11.95

Total Return...........................................     11.91%       17.93%        13.13%       24.58%      (2.09)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $198,603     $133,827       $93,158      $45,403      $25,043
   Ratio of Expenses to Average Net Assets.............      .59%         .61%          .63%         .66%         .69%
   Ratio of Net Investment Income to Average Net Assets     3.37%        3.26%         3.45%        4.12%        3.42%
   Portfolio Turnover Rate.............................     24.2%        69.7%         22.6%        25.7%        31.5%



BOND ACCOUNT(a)                                              1998         1997          1996         1995         1994
------------                                                 -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $11.78       $11.33        $11.73       $10.12       $11.16
Income from Investment Operations:
   Net Investment Income...............................       .66          .76           .68          .62          .72
   Net Realized and Unrealized  Gain (Loss) on Investments    .25          .44          (.40)        1.62        (1.04)
                       Total from Investment Operations       .91         1.20           .28         2.24         (.32)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.66)        (.75)         (.68)        (.63)        (.72)
   Excess Distributions from Capital Gains(e)..........      (.01)        --            --            --           --
                      Total Dividends and Distributions      (.67)        (.75)         (.68)        (.63)        (.72)
Net Asset Value, End of Period.........................    $12.02       $11.78        $11.33       $11.73       $10.12

Total Return...........................................      7.69%       10.60%         2.36%       22.17%      (2.90)%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $121,973      $81,921       $63,387      $35,878      $17,108
   Ratio of Expenses to Average Net Assets.............      .51%         .52%          .53%         .56%         .58%
   Ratio of Net Investment Income to Average Net Assets     6.41%        6.85%         7.00%        7.28%        7.86%
   Portfolio Turnover Rate.............................     26.7%         7.3%          1.7%         5.9%        18.2%

















FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

          Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

CAPITAL VALUE ACCOUNT(a)                                     1998         1997          1996         1995         1994
---------------------                                        -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $34.61       $29.84        $27.80       $23.44       $24.61
Income from Investment Operations:
   Net Investment Income...............................       .71          .68           .57          .60          .62
   Net Realized and Unrealized  Gain (Loss) on Investments   3.94         7.52          5.82         6.69         (.49)
                       Total from Investment Operations      4.65         8.20          6.39         7.29          .13
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.71)        (.67)         (.58)        (.60)        (.61)
   Distributions from Capital Gains....................     (1.36)       (2.76)        (3.77)       (2.33)        (.69)
                      Total Dividends and Distributions     (2.07)       (3.43)        (4.35)       (2.93)       (1.30)
Net Asset Value, End of Period.........................    $37.19       $34.61        $29.84       $27.80       $23.44

Total Return...........................................     13.58%       28.53%        23.50%       31.91%         .49%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $385,724     $285,231      $205,019     $135,640     $120,572
   Ratio of Expenses to Average Net Assets.............      .44%         .47%          .49%         .51%         .51%
   Ratio of Net Investment Income to Average Net Assets     2.07%        2.13%         2.06%        2.25%        2.36%
   Portfolio Turnover Rate.............................     22.0%        23.4%         48.5%        49.2%        44.5%




GOVERNMENT SECURITIES ACCOUNT(a)                             1998         1997          1996         1995         1994
-----------------------------                                -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $10.72       $10.31        $10.55        $9.38       $10.61
Income from Investment Operations:
   Net Investment Income...............................       .60          .66           .59          .60          .76
   Net Realized and Unrealized Gain (Loss) on Investments     .28          .41          (.24)        1.18        (1.24)
                       Total from Investment Operations       .88         1.07           .35         1.78         (.48)
Less Dividends from Net Investment Income..............      (.59)        (.66)         (.59)        (.61)        (.75)
Net Asset Value, End of Period.........................    $11.01       $10.72        $10.31       $10.55        $9.38

Total Return...........................................      8.27%       10.39%         3.35%       19.07%      (4.53)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $141,317      $94,322       $85,100      $50,079      $36,121
   Ratio of Expenses to Average Net Assets.............      .50%         .52%          .52%         .55%         .56%
   Ratio of Net Investment Income to Average Net Assets     6.15%        6.37%         6.46%        6.73%        7.05%
   Portfolio Turnover Rate.............................     11.0%         9.0%          8.4%         9.8%        23.2%


























See accompanying notes.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

GROWTH ACCOUNT(a)                                            1998         1997          1996         1995       1994(f)
--------------                                               -----------------          ----         ----       ----
Net Asset Value, Beginning of Period...................    $17.21       $13.79        $12.43       $10.10        $9.60
Income from Investment Operations:
   Net Investment Income...............................       .21          .18           .16          .17          .07
   Net Realized and Unrealized Gain (Loss) on Investments    3.45         3.53          1.39         2.42          .51
                       Total from Investment Operations      3.66         3.71          1.55         2.59          .58
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.21)        (.18)         (.16)        (.17)        (.08)
   Distributions from Capital Gains....................      (.20)        (.10)         (.03)        (.09)         --
   Excess Distributions from Capital Gains(e)..........        --        (.01)           --          --           --
                      Total Dividends and Distributions      (.41)        (.29)         (.19)        (.26)        (.08)
Net Asset Value, End of Period.........................    $20.46       $17.21        $13.79       $12.43       $10.10

Total Return...........................................     21.36%       26.96%        12.51%       25.62%       5.42%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,828     $168,160       $99,612      $42,708      $13,086
   Ratio of Expenses to Average Net Assets.............      .48%         .50%          .52%         .58%        .75%(d)
   Ratio of Net Investment Income to Average Net Assets     1.25%        1.34%         1.61%        2.08%       2.39%(d)
   Portfolio Turnover Rate.............................      9.0%        15.4%          2.0%         6.9%        0.9%(d)



INTERNATIONAL ACCOUNT(a)                                     1998         1997          1996         1995       1994(f)
---------------------                                        -----------------          ----         ----       ----
Net Asset Value, Beginning of Period...................    $13.90       $13.02        $10.72        $9.56        $9.94
Income from Investment Operations:
   Net Investment Income...............................       .26          .23           .22          .19          .03
   Net Realized and Unrealized  Gain (Loss) on Investments   1.11         1.35          2.46         1.16         (.33)
                       Total from Investment Operations      1.37         1.58          2.68         1.35         (.30)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.25)        (.23)         (.22)        (.18)        (.05)
   Excess Distributions from Net Investment Income(e)..        --          --             --           --         (.02)
   Distributions from Capital Gains....................      (.51)        (.47)         (.16)        (.01)        (.01)
                      Total Dividends and Distributions      (.76)        (.70)         (.38)        (.19)        (.08)
Net Asset Value, End of Period.........................     $14.51       $13.90        $13.02       $10.72        $9.56

Total Return...........................................      9.98%       12.24%        25.09%       14.17%     (3.37)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $153,588     $125,289       $71,682      $30,566      $13,746
   Ratio of Expenses to Average Net Assets.............      .77%         .87%          .90%         .95%       1.24%(d)
   Ratio of Net Investment Income to Average Net Assets     1.80%        1.92%         2.28%        2.26%       1.31%(d)
   Portfolio Turnover Rate.............................     33.9%        22.7%         12.5%        15.6%       14.4%(d)

















FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

INTERNATIONAL SMALLCAP ACCOUNT                              1998(g)
------------------------------                              ----
Net Asset Value, Beginning of Period...................     $9.97
Income from Investment Operations:
   Net Investment Income...............................       .01
   Net Realized and Unrealized Gain (Loss) on Investments    (.95)
                       Total from Investment Operations      (.94)
Less Dividends from Net Investment Income..............      (.03)
Net Asset Value, End of Period.........................     $9.00

Total Return........................................... (10.37)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $13,075
   Ratio of Expenses to Average Net Assets.............    1.34%(d)
   Ratio of Net Investment Income to Average Net Assets     .24%(d)
   Portfolio Turnover Rate.............................    60.3%(d)




MICROCAP ACCOUNT                                            1998(g)
----------------                                            ----
Net Asset Value, Beginning of Period...................    $10.04
Income from Investment Operations:
   Net Investment Income...............................       .03
   Net Realized and Unrealized Gain (Loss) on Investments    1.86)
                       Total from Investment Operations     (1.83)
Less Dividends from Net Investment Income..............      (.04)
Net Asset Value, End of Period.........................     $8.17

Total Return........................................... (18.42)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $5,384
   Ratio of Expenses to Average Net Assets.............    1.38%(d)
   Ratio of Net Investment Income to Average Net Assets    0.57%(d)
   Portfolio Turnover Rate.............................    55.3%(d)





























See accompanying notes.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):


MIDCAP ACCOUNT(a)                                            1998         1997          1996         1995         1994
--------------                                               -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $35.47       $29.74        $25.33       $19.97       $20.79
Income from Investment Operations:
   Net Investment Income...............................       .22          .24           .22          .22          .14
   Net Realized and Unrealized  Gain (Loss) on Investments    .94         6.48          5.07         5.57          .03
                       Total from Investment Operations      1.16         6.72          5.29         5.79          .17
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.22)        (.23)         (.22)        (.22)        (.14)
   Distributions from Capital Gains....................     (2.04)        (.76)         (.66)        (.21)        (.85)
                      Total Dividends and Distributions     (2.26)        (.99)         (.88)        (.43)        (.99)
Net Asset Value, End of Period.........................    $34.37       $35.47        $29.74       $25.33       $19.97

Total Return...........................................     3.69%       22.75%        21.11%       29.01%         .78%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,470     $224,630      $137,161      $58,520      $23,912
   Ratio of Expenses to Average Net Assets.............      .62%         .64%          .66%         .70%         .74%
   Ratio of Net Investment Income to Average Net Assets      .63%         .79%         1.07%        1.23%        1.15%
   Portfolio Turnover Rate.............................     26.9%         7.8%          8.8%        13.1%        12.0%



MIDCAP GROWTH ACCOUNT                                       1998(g)
---------------------                                       ----
Net Asset Value, Beginning of Period...................     $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............      (.01)
   Net Realized and Unrealized  Gain (Loss) on Investments   (.28)
                       Total from Investment Operations      (.29)
Net Asset Value, End of Period.........................     $9.65

Total Return...........................................  (3.40%)(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $8,534
   Ratio of Expenses to Average Net Assets.............    1.27%(d)
   Ratio of Net Investment Income to Average Net Assets   (.14)%(d)
   Portfolio Turnover Rate.............................    91.9%(d)

FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

MONEY MARKET ACCOUNT(a)                                      1998         1997         1996          1995         1994
--------------------                                         -----------------         ----          ----         ----
Net Asset Value, Beginning of Period...................    $1.000       $1.000        $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income...............................      .051         .051          .049         .054         .037
   Net Realized and Unrealized  Gain (Loss) on Investments     --          --             --           --           --
                       Total from Investment Operations      .051         .051          .049         .054         .037
Less Dividends from Net Investment Income..............     (.051)       (.051)        (.049)       (.054)       (.037)
Net Asset Value, End of Period.........................    $1.000       $1.000        $1.000       $1.000       $1.000

Total Return...........................................     5.20%        5.04%         5.07%        5.59%        3.76%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $83,263      $47,315       $46,244      $32,670      $29,372
   Ratio of Expenses to Average Net Assets.............      .52%         .55%          .56%         .58%         .60%
   Ratio of Net Investment Income to Average Net Assets     5.06%        5.12%         5.00%        5.32%        3.81%



REAL ESTATE ACCOUNT                                         1998(g)
-------------------                                         ----
Net Asset Value, Beginning of Period...................    $10.01
Income from Investment Operations:
   Net Investment Income...............................       .32
   Net Realized and Unrealized  Gain (Loss) on Investments   (.97)
                       Total from Investment Operations      (.65)
Less Dividends from Net Investment Income..............      (.29)
Net Asset Value, End of Period.........................     $9.07

Total Return...........................................  (6.56)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $10,909
   Ratio of Expenses to Average Net Assets.............    1.00%(d)
   Ratio of Net Investment Income to Average Net Assets    5.40%(d)
   Portfolio Turnover Rate.............................     5.6%(d)



SMALLCAP ACCOUNT                                            1998(g)
----------------                                            ----
Net Asset Value, Beginning of Period...................    $10.27
Income from Investment Operations:
   Net Investment Income...............................      --
   Net Realized and Unrealized  Gain (Loss) on Investments  (2.06)
                       Total from Investment Operations     (2.06)
Net Asset Value, End of Period.........................     $8.21

Total Return........................................... (20.51)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $12,094
   Ratio of Expenses to Average Net Assets.............     .98%(d)
   Ratio of Net Investment Income to Average Net Assets   (.05)%(d)
   Portfolio Turnover Rate.............................    45.2%(d)















See accompanying notes.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

SMALLCAP GROWTH ACCOUNT                                     1998(g)
-----------------------                                     ----
Net Asset Value, Beginning of Period...................     $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............     (.04)
   Net Realized and Unrealized  Gain (Loss) on Investments   .30
                       Total from Investment Operations      .26
Net Asset Value, End of Period.........................   $10.10

Total Return...........................................    2.96%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $8,463
   Ratio of Expenses to Average Net Assets.............    1.31%(d)
   Ratio of Net Investment Income to Average Net Assets   (.80)%(d)
   Portfolio Turnover Rate.............................   166.5%(d)



SMALLCAP VALUE ACCOUNT                                      1998(g)
----------------------                                      ----
Net Asset Value, Beginning of Period...................     $9.84
Income from Investment Operations:
   Net Investment Income...............................       .03
   Net Realized and Unrealized  Gain (Loss) on Investments  (1.50)
                       Total from Investment Operations     (1.47)
Less Dividends from Net Investment Income..............      (.03)
Net Asset Value, End of Period.........................     $8.34

Total Return........................................... (15.06)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $6,895
   Ratio of Expenses to Average Net Assets.............    1.56%(d)
   Ratio of Net Investment Income to Average Net Assets     .73%(d)
   Portfolio Turnover Rate.............................    53.4%(d)



UTILITIES ACCOUNT                                           1998(g)
-----------------                                           ----
Net Asset Value, Beginning of Period...................     $9.61
Income from Investment Operations:
   Net Investment Income...............................       .15
   Net Realized and Unrealized  Gain (Loss) on Investments   1.35
                       Total from Investment Operations      1.50
Less Dividends from Net Investment Income..............      (.18)
Net Asset Value, End of Period.........................    $10.93

Total Return...........................................   15.36%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $18,298
   Ratio of Expenses to Average Net Assets.............     .69%(d)
   Ratio of Net Investment Income to Average Net Assets    2.93%(d)
   Portfolio Turnover Rate.............................     9.5%(d)



FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

        Former Fund Name                         Current Account Name
  Principal Aggressive Growth Fund, Inc.         Aggressive Growth Account
  Principal Asset Allocation Fund, Inc.          Asset Allocation Account
  Principal Balanced Fund, Inc.                  Balanced Account
  Principal Bond Fund, Inc.                      Bond Account
  Principal Capital Accumulation Fund, Inc.      Capital Value Account
  Principal Government Securities Fund, Inc.     Government Securities Account
  Principal Growth Fund, Inc.                    Growth Account
  Principal High Yield Fund, Inc.                High Yield Account
  Principal World Fund, Inc.                     International Account
  Principal Emerging Growth Fund, Inc.           MidCap Account
  Principal Money Market Fund, Inc.              Money Market Account

(b) Period from June 1, 1994, date shares first offered to public, through December 31, 1994. Net investment income, aggregating $.01 per share for the Aggressive Growth Account and $.01 per share for the Asset Allocation Account for the period from the initial purchase of shares on May 23, 1994 through May 31, 1994, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. Additionally, the Aggressive Growth Account and the Asset Allocation Account incurred unrealized losses on investments of $.09 and $.03 per share, respectively, during the initial interim period. This represented activities of each account prior to the initial public offering of account shares.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(f) Period from May 1, 1994, date shares first offered to the public, through December 31, 1994. Net investment income, aggregating $.01 per share for the Growth Account and $.04 per share for the International Account for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. Additionally, the Growth Account and the International Account incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each account prior to the initial public offering of account shares.

(g) Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                       Date          Net     Per Share Realized
                                    Operations   Investment    and Unrealized
     Account                        Commenced      Income      Gains (Losses)

 International SmallCap Account   April 16, 1998   $.02         $(.05)
 MicroCap Account                  April 9, 1998    .01           .03
 MidCap Growth Account            April 23, 1998    .01          (.07)
 Real Estate Account              April 23, 1998    .01           --
 SmallCap Account                  April 9, 1998    --            .27
 SmallCap Growth Account           April 2, 1998    --           (.16)
 SmallCap Value Account           April 16, 1998    .01          (.17)
 Utilities Account                 April 2, 1998    .04          (.43)



Additional information about the Fund is available in the Statement of Additional Information dated May 1, 1999 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306.
Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944